Registration No. 33-61079
As filed with the SEC on
                        -----------------.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        Post-Effective Amendment No. 6 to


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 Broad Street
                          Newark, New Jersey 07102-3777
                                 (800 ) 782-5356
          (Address and telephone number of principal executive offices)


                                Thomas C. Castano
                               Assistant Secretary
                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate space):

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485


   [x] on   May 1, 2001   pursuant to paragraph (b) of Rule 485
          ---------------
              (date)


   [_] 60 days after filing pursuant to paragraph (a) of Rule 485

   [_] on                 pursuant to paragraph (a) of Rule 485
          ---------------
              (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)


 N-8B-2 Item Number            Location
 ------------------            --------

         1.                    Cover Page

         2.                    Cover Page

         3.                    Not Applicable

         4.                    Sale of the Contract and Sales Commissions

         5.                    The Prudential Variable Appreciable Account

         6.                    The Prudential Variable Appreciable Account

         7.                    Not Applicable

         8.                    Not Applicable

         9.                    Litigation

        10. Introduction and Summary; Voting Rights; Charges and Expenses; Short-Term Cancellation Right, or "Free-Look"; Types of Insurance Amount; Changing the Type of Insurance Amount; Premiums; Allocation of Premiums; Contract Date; Transfers; How a Contract's Cash Surrender Value Will Vary; How a Fixed Insurance Amount Contract's Death Benefit Will Vary; How a Variable Insurance
                               Amount Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Decreases in Basic Insurance Amount; Lapse and Reinstatement; When Proceeds are Paid; Riders; Other General Contract Provisions; Substitution of Series Fund Shares

        11.                    Introduction and Summary; The Prudential Variable
                               Appreciable Account

        12.                    Cover  Page;   Introduction   and  Summary;   The
                               Prudential   Series  Fund,   Inc.;  Sale  of  the
                               Contract and Sales Commissions

        13. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses; Sale of the Contract and Sales Commissions

        14.                    Introduction   and  Summary;   Requirements   for
                               Issuance of a Contract

 N-8B-2 Item Number            Location
 ------------------            --------

        15.                    Introduction and Summary; Allocation of Premiums;
                               Transfers; The Fixed-Rate Option

        16. Introduction and Summary; Detailed Information for Prospective Contract Owners

        17.                    When Proceeds are Paid

        18.                    The Prudential Variable Appreciable Account

        19.                    Reports to Contract Owners

        20.                    Not Applicable

        21.                    Contract Loans

        22.                    Not Applicable

        23.                    Not Applicable

        24.                    Other General Contract Provisions

        25.                    The Prudential Insurance Company of America

        26. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses

        27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

        28.                    The  Prudential  Insurance  Company  of  America;
                               Directors and Officers

        29.                    The Prudential Insurance Company of America

        30.                    Not Applicable

        31.                    Not Applicable

        32.                    Not Applicable

        33.                    Not Applicable

        34.                    Not Applicable

        35.                    The Prudential Insurance Company of America

        36.                    Not Applicable

        37.                    Not Applicable

        38.                    Sale of the Contract and Sales Commissions

        39.                    Sale of the Contract and Sales Commissions

        40.                    Not Applicable

 N-8B-2 Item Number            Location
 ------------------            --------

        41.                    Sale of the Contract and Sales Commissions

        42.                    Not Applicable

        43.                    Not Applicable

        44. Introduction and Summary; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Fixed Insurance Amount
                               Contract's Death Benefit Will Vary; How a Variable Insurance Amount Contract's Death Benefit Will Vary

        45.                    Not Applicable

        46. Introduction and Summary; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

        47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

        48.                    Not Applicable

        49.                    Not Applicable

        50.                    Not Applicable

        51.                    Not Applicable

        52.                    Substitution of Series Fund Shares

        53.                    Tax Treatment of Contract Benefits

        54.                    Not Applicable

        55.                    Not Applicable

        56.                    Not Applicable

        57.                    Not Applicable

        58.                    Not Applicable

        59. Financial Statements: Financial Statements of The Survivorship Preferred Life Subaccounts of The Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                            Survivorship Preferred(R)
                        Variable Universal Life Insurance




                                   PROSPECTUS




                                   May 1, 2001

                   The Prudential Variable Appreciable Account










                                  Survivorship






                                                                          [LOGO]

PROSPECTUS
May 1, 2001

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

SURVIVORSHIP PREFERRED(R)

This prospectus describes an individual flexible premium survivorship variable universal life insurance contract offered by The Prudential Insurance Company of America ("Prudential," "us," "we," or "our") under the name Survivorship Preferred(R) (the "Contract"). The Contract provides life insurance coverage on two insureds with a death benefit payable on the second death.

Investment Choices:

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest in one or more of 14 variable investment options each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):


         Conservative Balanced          Government Income          Small Capitalization Stock
         Diversified Bond               High Yield Bond            Stock Index
         Equity                         Money Market               Value
         Flexible Managed               Natural Resources          Zero Coupon Bond 2005
         Global                         Prudential Jennison



o    Invest in the fixed-rate option which pays a guaranteed interest rate.

This prospectus describes the Contract generally and The Prudential Variable Appreciable Account (the "Account"). The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the portfolios. Prudential may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Contract may be purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 782-5356

Prudential Survivorship Preferred is a registered mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                            Page

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................1

INTRODUCTION AND SUMMARY......................................................2
   Brief Description of the Contract..........................................2
   Charges....................................................................2
   Types of Death Benefit.....................................................4
   Premium Payments...........................................................4
   Refund.....................................................................4

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT..................................................5
   The Prudential Insurance Company of America................................5
   The Prudential Variable Appreciable Account................................5
   The Prudential Series Fund, Inc............................................6
   Voting Rights..............................................................8
   The Fixed-Rate Option......................................................8
   Which Investment Option Should Be Selected?................................8

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS..........................9
   Charges and Expenses.......................................................9
   Requirements for Issuance of a Contract...................................12
   Short-Term Cancellation Right or "Free-Look"..............................12
   Types of Insurance Amount.................................................12
   Changing the Type of Insurance Amount.....................................12
   Premiums..................................................................13
   Allocation of Premiums....................................................14
   Death Benefit Guarantee...................................................14
   Contract Date.............................................................15
   Transfers.................................................................16
   Dollar Cost Averaging.....................................................16
   Auto-Rebalancing..........................................................17
   How a Contract's Cash Surrender Value Will Vary...........................17
   How a Fixed Insurance Amount Contract's Death Benefit Will Vary...........17
   How a Variable Insurance Amount Contract's Death Benefit Will Vary........18
   Participation in Divisible Surplus........................................19
   Surrender of a Contract...................................................19
   Withdrawals...............................................................19
   Decreases in Basic Insurance Amount.......................................20
   When Proceeds Are Paid....................................................20
   Illustrations of Cash Surrender Values, Death Benefits, and
     Accumulated Premiums....................................................21
   Contract Loans............................................................22
   Sale of the Contract and Sales Commissions................................23
   Tax Treatment of Contract Benefits........................................23
   Lapse and Reinstatement...................................................25
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits.......25
   Other General Contract Provisions.........................................25
   Riders....................................................................26
   Substitution of Series Fund Shares........................................26
   Reports to Contract Owners................................................26
   State Regulation..........................................................26

   Experts...................................................................27
   Litigation................................................................27
   Additional Information....................................................27
   Financial Statements......................................................28

DIRECTORS AND OFFICERS OF PRUDENTIAL.........................................29

FINANCIAL STATEMENTS OF THE SURVIVORSHIP PREFERRED LIFE
SUBACCOUNTS OF THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT...................A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND ITS SUBSIDIARIES......................................B1

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS


accumulated net payments -- the actual premium payments you make accumulated at an effective annual rate of 4% less any withdrawals you make accumulated at an effective annual rate of 4%.

attained age -- An insured's age on the Contract date plus the number of years since then.

basic insurance amount -- The amount of life insurance as shown in the Contract. Also referred to as "face amount."

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt. Also referred to in the Contract as "Net Cash Value."

Contract -- The Survivorship Preferred policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract month -- A month that starts on the Monthly date.

Contract owner[s] -- You. Unless a different owner is named in the application, the owners of the Contract are the insureds jointly or the survivor of them. If the Contract is owned jointly, the exercise of rights under the Contract must be made by both jointly.

Contract year -- A year that starts on the Contract date or on a Contract anniversary.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the second death of two insureds, assuming no Contract debt.

fixed-rate option -- An investment option under which Prudential guarantees that interest will be added to the amount invested at a rate declared periodically in advance.

issue age -- An insured's age as of the Contract date.

Monthly date -- The Contract date and the same date in each subsequent month.

separate account -- Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called The Prudential Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Prudential.

The Prudential Insurance Company of America -- Us, we, our, Prudential. The company offering the Contract.

The Prudential Series Fund, Inc. (the "Series Fund") -- A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

The Prudential Variable Appreciable Account (the "Account") -- A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- the 14 Series Fund portfolios available under this Contract, whose shares are held in the separate account.

you -- The owner[s] of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Survivorship Preferred Contract is a flexible premium variable universal life insurance policy. It is issued by Prudential. The Contract provides life insurance coverage, with a death benefit payable upon the second death of two insureds. A significant element of the Contract is the Contract Fund. The Contract Fund represents the value of your Contract and changes every business day.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 14 available variable investment options or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular portfolios (or fixed-rate option) that you have selected for the investment of your Contract Fund.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 8. If you select the fixed-rate option, Prudential credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Loans will negate any guarantee against lapse and may result in adverse tax consequences. See Death Benefit Guarantee, page 14, and Tax Treatment of Contract Benefits, page 23.


The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectus and statement of additional information for The Prudential Series Fund, Inc.

Charges

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses.

The maximum charges shown in the chart, as well as the current lower charges, are fully described under Charges and Expenses, page 9.

          -----------------------------------------------------------
                              Premium Payment
          -----------------------------------------------------------
                                       |
                                       |
    ------------------------------------------------------------------------

          o less a charge of up to 7.5% for any taxes attributable to premiums. In Oregon this is called a premium based administrative charge.

          o    less a charge for sales expenses (this charge
               depends on the  Contract  year and the amount
               paid  during that year and  disappears  after
               the 20th year).
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
                           Invested Premium Amount

     To be invested in one or a combination of:


          o    14 investment portfolios of the Series Fund

          o    The fixed-rate option
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Contract Fund

On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                 Daily Charges

o We deduct management fees and expenses from the Series Fund assets. See Underlying Portfolio Expenses chart, below.

o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.9%, from the assets in the variable investment options.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                    Prudential adjusts the Contract Fund for:

o    Addition of any new invested premium amounts.

o Addition of any increase due to investment results of the chosen variable investment options.

o Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.

o Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5% or 5%. See Contract Loans, page 22.)

o Subtraction of any decrease due to investment results of the chosen variable investment options.

o    Subtraction of any amount withdrawn.

o    Subtraction of the charges listed below, as applicable.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                Monthly Charges

o We reduce the Contract Fund by a monthly administrative charge of up to $7.50 per Contract and $0.07 per $1,000 of basic insurance amount; after the first Contract year, the $0.07 per $1,000 portion of the charge drops to $0.01 per $1,000 of basic insurance amount.

o    We deduct a cost of insurance ("COI") charge.

o We reduce the Contract Fund by a Death Benefit Guarantee risk charge of up to $0.01 per $1,000 of the basic insurance amount.

o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.

o If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                          Possible Additional Charges

o We assess an administrative processing charge of up to $25 for any withdrawals.

o We reserve the right to charge up to $25 for each basic insurance amount decrease, although no such charge is currently being made.

o We assess an administrative processing charge of up to $25 for each transfer exceeding 12 in any Contract year.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                           Underlying Portfolio Expenses
----------------------------------------------------------------------------------------------------------
                                                                             Total
                  Portfolio            Investment      Other Expenses     Contractual      Total Actual
                                      Advisory Fee                         Expenses         Expenses*
----------------------------------------------------------------------------------------------------------
Conservative Balanced                     0.55%            0.05%             0.60%            0.60%
Diversified Bond                          0.40%            0.05%             0.45%            0.45%
Equity                                    0.45%            0.04%             0.49%            0.49%
Flexible Managed                          0.60%            0.04%             0.64%            0.64%
Global                                    0.75%            0.10%             0.85%            0.85%
Government Income                         0.40%            0.07%             0.47%            0.47%
High Yield Bond                           0.55%            0.05%             0.60%            0.60%
Money Market                              0.40%            0.04%             0.44%            0.44%
Natural Resources                         0.45%            0.13%             0.58%            0.58%
Prudential Jennison                       0.60%            0.04%             0.64%            0.64%
Small Capitalization Stock                0.40%            0.08%             0.48%            0.48%
Stock Index                               0.35%            0.04%             0.39%            0.39%
Value                                     0.40%            0.05%             0.45%            0.45%
Zero Coupon Bond 2005 (1)                 0.40%            0.25%             0.65%            0.40%

----------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
----------------------------------------------------------------------------------------------------------

(1) Prudential, on a non-guaranteed basis, makes daily adjustments that will offset the effect on Contract owners of some of these expenses to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolio will not exceed the investment advisory fee. Prudential does not intend to discontinue these adjustments in the future, although it retains the right to do so.


Types of Death Benefit

There are two types of death benefit available. You may choose a Contract with a fixed insurance amount under which the cash surrender value varies daily with investment experience, and the basic insurance amount you initially chose does not change. However, the Contract Fund may grow to a point where the insurance amount may increase and vary with investment experience. If you choose a Contract with a variable insurance amount, the cash surrender value and the insurance amount both vary with investment experience. For either type of insurance amount, as long as the Contract is in-force, the insurance amount will never be less than the basic insurance amount shown in your Contract. See Types of Insurance Amount, page 12.

Premium Payments

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund is sufficient to cover the charges. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the accumulated premiums you pay are high enough, and Contract debt does not exceed the Contract Fund, Prudential guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. There are two guarantees available, one that lasts for the lifetime of the Contract and another that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. See Premiums, page 13, Death Benefit Guarantee, page 14 and Lapse and Reinstatement, page 25.

We offer and suggest regular billing of premiums, even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Prudential representative when you apply for the Contract. See Premiums, page 13.

Refund

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free-look" provision. See Short-Term Cancellation Right or "Free-Look," page 12.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
    THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT
                      OPTIONS AVAILABLE UNDER THE CONTRACT


The Prudential Insurance Company of America

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.


Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.

Until demutualization occurs, a policy or contract issued by Prudential has ownership interests, which generally include the right to vote for the Board of Directors. These rights would end once Prudential demutualizes.


Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

The Prudential Variable Appreciable Account

We have established a separate account, The Prudential Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 14 available variable investment options. When you choose a variable investment option, we purchase shares of the corresponding Series Fund portfolio which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Prudential that invests in the Series Fund is referred to in your Contract as the subaccount. Prudential may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives.


o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o Flexible Managed Portfolio: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o Small Capitalization Stock Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization Index (the "S&P SmallCap 600 Index").

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

o Zero Coupon Bond Portfolio - 2005: The investment objective of the portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Global, the Natural Resources, and the Prudential Jennison Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity and the Value Portfolios. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

The Prudential Investment s Fund Management LLC , also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, the Stock Index, and
Zero Coupon Bond 2005 Portfolios. PIC's business address is 751 Broad Street, Newark, New Jersey 07102.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche's business address is 280 Park Avenue, New York, New York 10017.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

Victory Capital Management ("Victory"), serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory's business address is 127 Public Square, Cleveland, Ohio 44114.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 38th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. See Deductions from Portfolios, page 10.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any

Portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the Series Fund shares associated with the variable investment options. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to invest, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year;
(2) a new crediting rate will apply to that money until the first day of the same month in the next year; (3) thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice.

Prudential is not obligated to credit interest at a higher rate than an effective annual rate of 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option may be subject to strict limits. (See Transfers, page 16). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months (see When Proceeds are Paid, page 20).

Which Investment Option Should Be Selected?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Value, Equity, Prudential Jennison, Small Capitalization Stock, Global or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. You may want even greater safety of principal and may then prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends against frequent transfers among the several investment options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

Charges and Expenses

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Contract Loans, page 22. Most charges, although not all, are made by reducing the Contract Fund.

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Deductions from Premium Payments


(a) We charge up to 7.5% from each premium for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The current charge for this first part is 2.5% of the premium and is Prudential's estimate of the average burden of state taxes generally. This amount may be more than Prudential actually pays. The rate applies uniformly to all policyholders without regard to state of residence. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2000, 1999, and 1998 Prudential deducted a total of approximately, $1,699,000, $1,582,000, and $1,700,000, respectively, in taxes attributable to premiums.


(b) We deduct a charge for sales expenses from premium payments made during the first 20 Contract years. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is expressed as a percentage of premium. The charge is equal to 30% of premiums paid in the first Contract year up to the amount of the target level premium, (see Premiums, page 13) and 4% of premiums paid in excess of the target level premium. For Contract years two through 20, the charge is equal to 7.5% of the premiums paid in each Contract year up to the target level premium and 4% of the premiums paid above the target level premium. Generally, if the average age of the insureds is 59 years or more, these charges may be reduced.

     If you pay less than the target level premium amount in the first Contract year or pay more than the target level premium amount in any Contract year, your total sales load can be reduced. For example, assume that a Contract has a target level premium of $12,097.49 and you would like to pay 10 target level premiums. If you paid $24,194.98 (two times the amount of the target level premium) in every other policy year up to the ninth year (i.e.

     in years 1, 3, 5, 7, 9), the sales load charge would be $9,677.99. If however, you paid $12,097.49 in each of the first 10 Contract years, the total sales load would be $11,795.04.


     Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See Death Benefit Guarantee, page 14. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page
     23. During 2000, 1999, and 1998, Prudential received a total of approximately $4,057,000, $5,095,000, and $5,758,000, respectively, in sales charges.


Deductions from Portfolios

We deduct an investment advisory fee daily from each portfolio at a rate, on an annualized basis, ranging from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.


The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:


                            Total Portfolio Expenses


--------------------------------------------------------------------------------------------------------------
                                                                                 Total
                  Portfolio               Investment         Other            Contractual      Total Actual
                                         Advisory Fee       Expenses           Expenses         Expenses*
--------------------------------------------------------------------------------------------------------------
Conservative Balanced                        0.55%             0.05%             0.60%            0.60%
Diversified Bond                             0.40%             0.05%             0.45%            0.45%
Equity                                       0.45%             0.04%             0.49%            0.49%
Flexible Managed                             0.60%             0.04%             0.64%            0.64%
Global                                       0.75%             0.10%             0.85%            0.85%
Government Income                            0.40%             0.07%             0.47%            0.47%
High Yield Bond                              0.55%             0.05%             0.60%            0.60%
Money Market                                 0.40%             0.04%             0.44%            0.44%
Natural Resources                            0.45%             0.13%             0.58%            0.58%
Prudential Jennison                          0.60%             0.04%             0.64%            0.64%
Small Capitalization Stock                   0.40%             0.08%             0.48%            0.48%
Stock Index                                  0.35%             0.04%             0.39%            0.39%
Value                                        0.40%             0.05%             0.45%            0.45%
Zero Coupon Bond 2005 (1)                    0.40%             0.25%             0.65%            0.40%

--------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
--------------------------------------------------------------------------------------------------------------


(1) Prudential, on a non-guaranteed basis, makes daily adjustments that will offset the effect on Contract owners of some of these expenses to ensure that the portfolio expenses indirectly borne by a Contract owner investing in the Zero Coupon Bond Portfolio will not exceed the investment advisory fee. Prudential does not intend to discontinue these adjustments in the future, although it retains the right to do so.

Daily Deduction from the Contract Fund


Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.9%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the Contract. The mortality risk assumed is that the insureds may live for shorter periods of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 2000, 1999, and 1998, Prudential received a total of approximately, $1,165,000, $763,000, and $374,000, respectively, in mortality and expense risk charges.

Monthly Deductions from Contract Fund

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. In the first year, this charge consists of $5 per Contract plus $0.07 per $1,000 of basic insurance amount. In all subsequent years, this charge will be $5 per Contract. Prudential reserves the right, however, to increase these charges to $7.50 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $7.50 per Contract plus $0.01 per $1,000 of basic insurance amount in later years.


     For example, a Contract with a basic insurance amount of $250,000 would currently have a charge equal to $5 plus $17.50 for a total of $22.50 per month for the first Contract year and $5 per month in all later years. The maximum charge for this same Contract would be $7.50 plus $17.50 for a total of $25 per month during the first Contract year. In later years, the maximum charge would be $7.50 plus $2.50 for a total of $10 per month. During 2000, 1999, and 1998, Prudential received a total of approximately, $849,111, $813,000, and $830,000, respectively, in monthly administrative charges.


(b) A cost of insurance ("COI") charge is deducted. Upon the second death of two insureds, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if both insureds died in the early years of the Contract. The cost of insurance charges collected from all Contract owners enables Prudential to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's insurance amount exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon both insureds' current attained age, sex, smoking status, and extra rating class, if any.

     For current COI charges, we use rates that are generally lower than the maximum if both insureds are 36 years of age or older.


c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Prudential for the risk we assume by providing the Death Benefit Guarantee feature. See Death Benefit Guarantee, page 14. During 2000, 1999, and 1998, Prudential received a total of approximately, $376,000, $307,000, and $205,000 respectively, for this risk charge.


d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.


f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above, in Oregon this is called a premium based administrative charge) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.


     The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Deductions from Premiums, page 9. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for each decrease.

(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

Requirements for Issuance of a Contract

You may apply for a minimum basic insurance amount of $250,000. The Contract may be issued on two insureds each between the ages of 20 and 85. Prudential requires evidence of insurability on each insured which may include a medical examination before issuing any Contract. Non-smokers are offered the most favorable cost of insurance rates. Prudential charges a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made with no adjustment for investment experience.

Types of Insurance Amount

You may select either a fixed or a variable insurance amount. Generally, a Contract with a fixed insurance amount has an insurance amount equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See How a Fixed Insurance Amount Contract's Death Benefit Will Vary, page 17. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value. See How a Contract's Cash Surrender Value Will Vary, page 17.

A Contract with a variable  insurance  amount has an insurance amount which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the insurance amount, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit, as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Contract with a fixed insurance amount. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Contract with a variable insurance amount will be greater. See How a Contract's Cash Surrender Value Will Vary, page 17 and How a Variable Insurance Amount Contract's Death Benefit Will Vary, page 18. Unfavorable investment performance will result in decreases in the insurance amount and in the cash surrender value. As long as the Contract is not in default and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing an insurance amount type, you should also consider whether you intend to use the withdrawal feature. Contract owners with a fixed insurance amount should note that any withdrawal may result in a reduction of the basic insurance amount. In addition, we will not allow you to make a withdrawal that will decrease the insurance amount below the minimum basic insurance amount. See Withdrawals, page 19.

Changing the Type of Insurance Amount

You may change the type of insurance amount, subject to Prudential's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. There may be times when a change from one type of insurance amount to the other may be desirable.

If you are changing your Contract's insurance amount type from fixed to variable, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a variable to a fixed insurance amount, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                                         ---------------------------------------------------------------------------
                                          Changing the Insurance Amount From               Changing the
                                                  Fixed -> Variable                   Insurance Amount From
                                                                                        Variable -> Fixed
--------------------------------------------------------------------------------------------------------------------
         Basic Insurance Amount                  $300,000 -> $250,000                  $300,000 -> $350,000
             Contract Fund                        $50,000 -> $50,000                    $50,000 -> $50,000
            Death Benefit*                       $300,000 -> $300,000                  $350,000 -> $350,000
--------------------------------------------------------------------------------------------------------------------
* assuming there is no Contract debt
--------------------------------------------------------------------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Prudential representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may ask that you send us your Contract before making the change.

Premiums

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when you would like to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the insurance amount by more than it increases the Contract Fund. See How a Fixed Insurance Amount Contract's Death Benefit Will Vary, page 17 and How a Variable Insurance Amount Contract's Death Benefit Will Vary, page 18. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 23.

Once the minimum initial premium payment is made, there are no required premiums. However, there are several types of "premiums" which are described below. Understanding them may help you understand how the Contract works.

Minimum initial premium - the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid.

Guideline premiums - the premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insureds regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Contract with a variable insurance amount than for a Contract with a fixed insurance amount.

For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See Death Benefit Guarantee, page 14. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the guideline premium.

Target premiums - the premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See Death Benefit Guarantee, page 14. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the target premium.

Target Level Premium - For any Contract this is generally the target premium minus any premiums for single life riders or any premiums associated with aviation, avocation, occupational or temporary extras. We use the target level premium in calculating the sales load (as shown under Adjustments to Premium Payments on your Contract data pages). See Charges and Expenses, page 9 and Sale of the Contract and Sales Commissions, page 23.


We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund is sufficient to pay all charges or; (2) you have paid sufficient premiums on an accumulated basis to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid. We will then draft from your account the same amount on the same date each month.


When you apply for the Contract, you should discuss with your Prudential representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums


On the Contract date, Prudential deducts the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the variable investment options and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See Charges and Expenses, page 9.


The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments (there is no charge for sales expenses after the 20th Contract year); the remainder will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Death Benefit Guarantee

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the second death of two insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt never being equal to or greater than the Contract Fund. See Contract Loans, page 22. You should consider the importance of the Death Benefit Guarantee to you when deciding what premium amounts to pay into the Contract.

For purposes of determining if a Death Benefit Guarantee is in effect, we calculate and show in the Contract data pages, two sets of values - the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract and are the end-of-year accumulations of Guideline Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period. They are the end-of-year accumulations of Target Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insureds' ages, sex, and extra rating class, if any. The length of the Limited Death Benefit Guarantee period applicable to your Contract is shown on the Contract data pages.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. After the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not exceed the Contract Fund, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See Premiums, page 13. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums (to the nearest dollar) along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insureds are a male and a female, both of the same age, both non-smokers, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.

-----------------------------------------------------------------------------------------------------------------------
                                          Basic Insurance Amount - $250,000
                                             Illustrative Annual Premiums
-----------------------------------------------------------------------------------------------------------------------
 Age of both the    Type of Insurance    Guideline Premium corresponding                  Target Premium
insureds at issue     Amount Chosen                   to the                           corresponding to the
                                         Lifetime Death Benefit Guarantee     Limited Death Benefit Guarantee Values
                                                      Values                     and number of years of guarantee
-----------------------------------------------------------------------------------------------------------------------
        45                Fixed                       $3,713                           $2,218 for 39 years
        45               Variable                    $13,906                           $2,218 for 37 years
        55                Fixed                       $5,581                           $3,601 for 29 years
        55               Variable                    $20,349                           $3,601 for 27 years
        65                Fixed                       $9,618                           $7,212 for 22 years
        65               Variable                    $30,787                           $7,212 for 20 years
-----------------------------------------------------------------------------------------------------------------------

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Prudential representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

You should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 23.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will ordinarily be two or three days after Prudential approves the application, so that it will coincide with the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering one or both insureds' issue age[s], but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Transfers

You may, up to 12 times in each Contract year, transfer amounts from one variable investment option to another variable investment option or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred.

Transfers among variable investment options will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see Assignment, page 25), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


All the shares held by the Zero Coupon Bond investment option in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that variable investment option. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market investment option unless the Contract owner directs that it be transferred to another investment option[s]. The liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.

Only one transfer from the fixed rate option will be permitted during the Contract year. The maximum amount which may be transferred out of the fixed rate option each year is the greater of (a) 25% of the amount in the fixed rate option; and (b) $2,000. Prudential may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.


Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the Money Market investment option into other investment options available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly or quarterly.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, there is no charge for using the Dollar Cost Averaging feature. Generally, we reserve the right to change the requirements or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance assets in the variable investment option at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

How a Contract's Cash Surrender Value Will Vary

You may surrender the Contract for its net cash value. The Contract's cash surrender value on any date will be the Contract Fund reduced by any Contract debt. See Contract Loans, page 22. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under Charges and Expenses, page 9. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see Premiums, page 13), assuming hypothetical uniform investment results in the Series Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums, page 21.

How a Fixed Insurance Amount Contract's Death Benefit Will Vary

As described earlier, there are two types of insurance amount available under the Contract, a fixed insurance amount and a variable insurance amount. The death benefit under a Contract with a variable insurance amount varies with investment performance while the death benefit under a Contract with a fixed insurance amount does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.


Under a Contract with a fixed insurance amount, the death benefit is equal to the basic insurance amount, reduced by any Contract debt. See Contract Loans, page 22. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Prudential will increase the insurance amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.


Assuming no Contract debt, the death benefit under a Contract with a fixed insurance amount will always be the greater of:

     (1)  the basic insurance amount; and

     (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have an insurance amount large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $1,000,000 fixed insurance amount Contract was issued when the younger insured was age 35 and there is no Contract debt.

                                               Fixed Insurance Amount
--------------------------------------------------------------------------------------------------------------------

                    IF                                                        THEN
--------------------------------------------------------------------------------------------------------------------
                                                                     the Contract Fund
 the younger insured    and the Contract     the attained age    multiplied by the attained  and the Death Benefit
        is age               Fund is             factor is             age factor is                  is
--------------------------------------------------------------------------------------------------------------------
          40                 $100,000                5.7                    570,000                $1,000,000
          40                 $200,000                5.7                  1,140,000                $1,140,000*
          40                 $300,000                5.7                  1,710,000                $1,710,000*
--------------------------------------------------------------------------------------------------------------------

          60                 $300,000                2.8                    840,000                $1,000,000
          60                 $400,000                2.8                  1,120,000                $1,120,000*
          60                 $600,000                2.8                  1,680,000                $1,680,000*
--------------------------------------------------------------------------------------------------------------------

          80                 $600,000                1.5                    900,000                $1,000,000
          80                 $700,000                1.5                  1,050,000                $1,050,000*
          80                 $800,000                1.5                  1,200,000                $1,200,000*
--------------------------------------------------------------------------------------------------------------------
*    Note that the death benefit has been  increased to comply with the Internal
     Revenue Code's definition of life insurance.  At this point, any additional premium  payment  will  increase  the  insurance  amount  by  more  than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $400,000, the death benefit will be $1,120,000, even though the original basic insurance amount was $1,000,000. In this situation, for every $1 increase in the Contract Fund, the insurance amount (and therefore the death benefit) will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the insurance amount by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

How a Variable Insurance Amount Contract's Death Benefit Will Vary


Under a Contract with a variable insurance amount, while the Contract is in-force, the death benefit will never be less than the basic insurance amount reduced by any Contract debt, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The insurance amount may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.


Assuming no Contract debt, the death benefit under a Contract with a variable insurance amount will always be the greater of:

     (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

     (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have an insurance amount large enough to be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $1,000,000 variable insurance amount Contract was issued when the younger insured was age 35 and there is no Contract debt.

                                              Variable Insurance Amount
--------------------------------------------------------------------------------------------------------------------
                    IF                                                        THEN
--------------------------------------------------------------------------------------------------------------------
                                                                      the Contract Fund
 the younger insured     and the Contract     the attained age        multiplied by the           and the Death
        is age                Fund is             factor is         attained age factor is         Benefit is
--------------------------------------------------------------------------------------------------------------------
          40                 $100,000                5.7                     570,000               $1,100,000
          40                 $200,000                5.7                   1,140,000               $1,200,000
          40                 $300,000                5.7                   1,710,000               $1,710,000*
--------------------------------------------------------------------------------------------------------------------

          60                 $300,000                2.8                     840,000               $1,300,000
          60                 $400,000                2.8                   1,120,000               $1,400,000
          60                 $600,000                2.8                   1,680,000               $1,680,000*
--------------------------------------------------------------------------------------------------------------------

          80                 $600,000                1.5                    900,000                $1,600,000
          80                 $700,000                1.5                  1,050,000                $1,700,000
          80                 $800,000                1.5                  1,200,000                $1,800,000
--------------------------------------------------------------------------------------------------------------------
*    Note that the death benefit has been  increased to comply with the Internal
     Revenue Code's definition of life insurance.  At this point, any additional premium  payment  will  increase  the  insurance  amount  by  more  than it increases the Contract Fund.
--------------------------------------------------------------------------------------------------------------------

This means, for example, that if the younger insured has reached the age of 60, and the Contract Fund is $600,000, the death benefit will be $1,680,000, even though the original basic insurance amount was $1,000,000. In this situation, for every $1 increase in the Contract Fund, the insurance amount (and therefore the death benefit) will be increased by $2.80. We reserve the right to refuse to accept any premium payment that increases the insurance amount by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the Death Benefit Guarantee.

Participation in Divisible Surplus


The Contract is eligible to be credited with part of Prudential's divisible surplus attributable to the Contracts ("dividends"), as determined annually by Prudential's Board of Directors. However, we do not expect to pay any dividends to Contract owners of the Contracts while they remain in-force because favorable investment performance will be reflected in Contract values and because we intend, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.


Surrender of a Contract

A Contract may be surrendered for its cash surrender value (or for a fixed reduced paid-up benefit for New York Contracts) while one or both of the insureds is living. To surrender a Contract, you must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 23.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting the next monthly charges. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal equal to the lesser of $25 or 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 23.

Whenever a withdrawal is made, the insurance amount, and therefore the death benefit payable will immediately be reduced by at least the amount of the withdrawal. For a Contract with a variable insurance amount, this will not change the basic insurance amount. However, under a Contract with a fixed insurance amount, the resulting reduction in insurance amount usually requires a reduction in the basic insurance amount. No withdrawal will be permitted under a Contract with a fixed insurance amount if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 23. Before making any withdrawal which causes a decrease in insurance amount, you should consult with your Prudential representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.


Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium. Therefore, withdrawals decrease the accumulated net payments. See Death Benefit Guarantee, page 14.


Decreases in Basic Insurance Amount

As described earlier, you may make a withdrawal (see Withdrawals, page 19). You also have the additional option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of up to $25 may be deducted. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

The minimum permissible decrease for your Contract is shown under Contract Limitations in your Contract data pages. The basic insurance amount after the decrease may not be lower than the minimum basic insurance amount. No reduction will be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.

It is important to note, however, that if the basic insurance amount is decreased at any time during the life of the Contract, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 23. Before requesting any decrease in basic insurance amount, you should consult with your Prudential representative.

When Proceeds Are Paid

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of the second death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All four tables assume the following:

o a Contract with a basic insurance amount of $1,000,000 bought by a 55 year old male and a 50 year old female, both select, non-smokers, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the target premium amount (see Premiums, page 13) is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 14 portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a fixed insurance amount Contract has been purchased and the second table (page T2) assumes a variable insurance amount Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See Charges and Expenses, page 9.

Under the variable insurance amount Contract the death benefit changes to reflect investment returns. Under the fixed insurance amount Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Types of Insurance Amount, page 12.

There are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 14 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.90% per year. Thus, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.43%, 2.57%, 6.57% and 10.57%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 55 year old man and a 50 year old woman, may be useful for a 55 year old man and a 50 year old woman but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

                         VARIABLE SURVIVORSHIP CONTRACT
                             FIXED INSURANCE AMOUNT
                       MALE SELECT PREFERRED ISSUE AGE 55
                      FEMALE SELECT PREFERRED ISSUE AGE 50
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

                                                Death Benefit (1)                                   Cash Surrender Value (1)
                                ---------------------------------------------------------    --------------------------------------
                                       Assuming Hypothetical Gross (and Net)                  Assuming Hypothetical Gross (and Net)
                   Premiums                 Annual Investment Return of                            Annual Investment Return of
   End of        Accumulated    ---------------------------------------------------------    --------------------------------------
   Policy       at 4% Interest    0% Gross     4% Gross        8% Gross       12% Gross           0% Gross     4% Gross
    Year           Per Year     (-1.43% Net)  (2.57% Net)     (6.57% Net)    (10.57% Net)       (-1.43% Net)  (2.57% Net)
   ------       --------------  ------------  -----------     -----------    ------------       ------------  -----------
      1         $   12,581      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $  6,877      $  7,175
      2         $   25,666      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 17,147      $ 18,153
      3         $   39,274      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 27,238      $ 29,380
      4         $   53,426      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 37,145      $ 40,855
      5         $   68,145      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 46,862      $ 52,577
      6         $   83,452      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 56,380      $ 64,538
      7         $   99,372      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 65,689      $ 76,734
      8         $  115,928      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 74,775      $ 89,154
      9         $  133,146      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 83,623      $101,787
     10         $  151,054      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $ 92,217      $114,618
     15         $  251,925      $1,000,000     $1,000,000      $1,000,000   $ 1,000,000           $130,524      $181,034
     20         $  374,650      $1,000,000     $1,000,000      $1,000,000   $ 1,330,583           $157,527      $248,053
     25         $  523,963      $1,000,000     $1,000,000      $1,037,416   $ 1,952,796           $168,145      $312,336
     30         $  705,626      $1,000,000     $1,000,000      $1,278,704   $ 2,777,609           $134,129      $350,480
     35         $  926,647      $        0(2)  $1,000,000      $1,536,476   $ 3,879,020           $      0(2)   $320,874
     40         $1,195,553      $        0     $1,000,000      $1,816,755   $ 5,359,657           $      0      $130,390
     45         $1,522,718      $        0     $        0(2)   $2,158,767   $ 7,474,942           $      0      $      0(2)
     50         $1,920,764      $        0     $        0      $2,564,781   $10,464,513           $      0      $      0

                              Cash Surrender Value (1)
               ---------------------------------------------------
                     Assuming Hypothetical Gross (and Net)
                         Annual Investment Return of
   End of      ---------------------------------------------------
   Policy             8% Gross          12% Gross
    Year             (6.57% Net)       (10.57% Net)
   ------            -----------       ------------
      1               $    7,474        $     7,773
      2               $   19,183        $    20,237
      3               $   31,628        $    33,985
      4               $   44,850        $    49,145
      5               $   58,891        $    65,858
      6               $   73,793        $    84,275
      7               $   89,601        $   104,567
      8               $  106,360        $   126,917
      9               $  124,116        $   151,529
     10               $  142,916        $   178,627
     15               $  254,383        $   361,123
     20               $  400,326        $   655,460
     25               $  596,216        $ 1,122,297
     30               $  841,253        $ 1,827,374
     35               $1,129,762        $ 2,852,220
     40               $1,465,125        $ 4,322,304
     45               $1,877,188        $ 6,499,950
     50               $2,466,136        $10,062,031

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0% the Contract would go into default in policy year 35. Based on a gross return of 4% the Contract would go into default in policy year 42.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                         VARIABLE SURVIVORSHIP CONTRACT
                            VARIABLE INSURANCE AMOUNT
                       MALE SELECT PREFERRED ISSUE AGE 55
                      FEMALE SELECT PREFERRED ISSUE AGE 50
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES

                                                Death Benefit (1)                                     Cash Surrender Value (1)
                                ------------------------------------------------------------   -------------------------------------
                                       Assuming Hypothetical Gross (and Net)                   Assuming Hypothetical Gross (and Net)
                   Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------   -------------------------------------
   Policy       at 4% Interest    0% Gross       4% Gross        8% Gross         12% Gross           0% Gross     4% Gross
    Year           Per Year     (-1.43% Net)    (2.57% Net)     (6.57% Net)     (10.57% Net)       (-1.43% Net)  (2.57% Net)
   ------       --------------  ------------    -----------     -----------     ------------       ------------  -----------
      1          $   12,581      $1,006,877      $1,007,175      $1,007,474      $ 1,007,772           $  6,877     $  7,175
      2          $   25,666      $1,017,146      $1,018,152      $1,019,182      $ 1,020,236           $ 17,146     $ 18,152
      3          $   39,274      $1,027,235      $1,029,377      $1,031,625      $ 1,033,982           $ 27,235     $ 29,377
      4          $   53,426      $1,037,139      $1,040,848      $1,044,841      $ 1,049,136           $ 37,139     $ 40,848
      5          $   68,145      $1,046,848      $1,052,560      $1,058,872      $ 1,065,836           $ 46,848     $ 52,560
      6          $   83,452      $1,056,353      $1,064,506      $1,073,756      $ 1,084,232           $ 56,353     $ 64,506
      7          $   99,372      $1,065,641      $1,076,677      $1,089,534      $ 1,104,486           $ 65,641     $ 76,677
      8          $  115,928      $1,074,697      $1,089,058      $1,106,244      $ 1,126,775           $ 74,697     $ 89,058
      9          $  133,146      $1,083,502      $1,101,634      $1,123,925      $ 1,151,291           $ 83,502     $101,634
     10          $  151,054      $1,092,034      $1,114,383      $1,142,615      $ 1,178,242           $ 92,034     $114,383
     15          $  251,925      $1,129,550      $1,179,627      $1,252,336      $ 1,358,132           $129,550     $179,627
     20          $  374,650      $1,154,007      $1,242,273      $1,390,680      $ 1,641,814           $154,007     $242,273
     25          $  523,963      $1,157,933      $1,292,976      $1,558,731      $ 2,086,722           $157,933     $292,976
     30          $  705,626      $1,109,844      $1,293,999      $1,728,027      $ 2,754,825           $109,844     $293,999
     35          $  926,647      $        0(2)   $1,182,049      $1,837,071      $ 3,724,412           $      0(2)  $182,049
     40          $1,195,553      $        0      $        0(2)   $1,789,916      $ 5,111,724           $      0     $      0(2)
     45          $1,522,718      $        0      $        0      $1,471,304      $ 7,132,746           $      0     $      0
     50          $1,920,764      $        0      $        0      $        0(2)   $10,041,256           $      0     $      0

                               Cash Surrender Value (1)
                ----------------------------------------------------
                         Assuming Hypothetical Gross (and Net)
                             Annual Investment Return of
   End of       ----------------------------------------------------
   Policy                 8% Gross          12% Gross
    Year                 (6.57% Net)       (10.57% Net)
   ------                 ----------       ------------
      1                   $  7,474            $    7,772
      2                   $ 19,182            $   20,236
      3                   $ 31,625            $   33,982
      4                   $ 44,841            $   49,136
      5                   $ 58,872            $   65,836
      6                   $ 73,756            $   84,232
      7                   $ 89,534            $  104,486
      8                   $106,244            $  126,775
      9                   $123,925            $  151,291
     10                   $142,615            $  178,242
     15                   $252,336            $  358,132
     20                   $390,680            $  641,814
     25                   $558,731            $1,086,722
     30                   $728,027            $1,754,825
     35                   $837,071            $2,724,412
     40                   $789,916            $4,111,724
     45                   $471,304            $6,132,746
     50                   $      0(2)         $9,041,256

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0% the Contract would go into default in policy year 35. Based on a gross return of 4% the Contract would go into default in policy year 39. Based on a gross return of 8% the Contract would go into default in policy year 48.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                         VARIABLE SURVIVORSHIP CONTRACT
                             FIXED INSURANCE AMOUNT
                       MALE SELECT PREFERRED ISSUE AGE 55
                      FEMALE SELECT PREFERRED ISSUE AGE 50
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                     Cash Surrender Value (1)
                                -------------------------------------------------------------  -------------------------------------
                                       Assuming Hypothetical Gross (and Net)                   Assuming Hypothetical Gross (and Net)
                   Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of        Accumulated    -------------------------------------------------------------  -------------------------------------
   Policy       at 4% Interest    0% Gross         4% Gross         8% Gross       12% Gross          0% Gross      4% Gross
    Year           Per Year     (-1.43% Net)      (2.57% Net)     (6.57% Net)    (10.57% Net)       (-1.43% Net)   (2.57% Net)
   ------       --------------  ------------      -----------     -----------    ------------       ------------   -----------
      1          $   12,581      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $  6,376       $  6,655
      2          $   25,666      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 15,977       $ 16,920
      3          $   39,274      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 25,342       $ 27,349
      4          $   53,426      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 34,453       $ 37,922
      5          $   68,145      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 43,286       $ 48,618
      6          $   83,452      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 51,818       $ 59,413
      7          $   99,372      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 60,019       $ 70,275
      8          $  115,928      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 67,857       $ 81,172
      9          $  133,146      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 75,294       $ 92,063
     10          $  151,054      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $ 82,284       $102,898
     15          $  251,925      $1,000,000       $1,000,000       $1,000,000      $1,000,000           $107,935       $153,493
     20          $  374,650      $1,000,000       $1,000,000       $1,000,000      $1,133,204           $106,371       $185,759
     25          $  523,963      $1,000,000       $1,000,000       $1,000,000      $1,580,366           $ 51,569       $173,183
     30          $  705,626      $1,000,000       $1,000,000       $1,000,000      $2,075,570           $      0       $ 29,987
     35          $  926,647      $        0(2)    $        0(2)    $1,000,000      $2,623,752           $      0(2)    $      0(2)
     40          $1,195,553      $        0       $        0       $1,000,000      $3,245,899           $      0       $      0
     45          $1,522,718      $        0       $        0       $        0(2)   $4,028,616           $      0       $      0
     50          $1,920,764      $        0       $        0       $        0      $5,009,257           $      0       $      0

                                  Cash Surrender Value (1)
                  ----------------------------------------------------
                         Assuming Hypothetical Gross (and Net)
                             Annual Investment Return of
   End of         ----------------------------------------------------
   Policy                    8% Gross          12% Gross
    Year                    (6.57% Net)       (10.57% Net)
   ------                  ------------       ------------
      1                      $  6,934         $    7,214
      2                      $ 17,886         $   18,874
      3                      $ 29,454         $   31,663
      4                      $ 41,658         $   45,676
      5                      $ 54,513         $   61,020
      6                      $ 68,035         $   77,806
      7                      $ 82,236         $   96,159
      8                      $ 97,127         $  116,213
      9                      $112,717         $  138,116
     10                      $129,005         $  162,025
     15                      $220,249         $  318,110
     20                      $322,878         $  558,229
     25                      $430,129         $  908,257
     30                      $512,982         $1,365,506
     35                      $522,466         $1,929,229
     40                      $270,297         $2,617,661
     45                      $      0(2)      $3,503,145
     50                      $      0         $4,816,593

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0% the Contract fund would go to zero in year 27, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 32 years. The Contract would be in default at the beginning of year 33. Based on a gross return of 4% the Contract fund would go to zero in year 31, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 32 years. The Contract would be in default at the beginning of year 33. Based on a gross return of 8% the Contract would go into default in policy year 42.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T3

                         VARIABLE SURVIVORSHIP CONTRACT
                            VARIABLE INSURANCE AMOUNT
                       MALE SELECT PREFERRED ISSUE AGE 55
                      FEMALE SELECT PREFERRED ISSUE AGE 50
                       $ 1,000,000 BASIC INSURANCE AMOUNT
                       $ 12,097.49 ANNUAL PREMIUM PAYMENT
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (1)                                    Cash Surrender Value (1)
                                ---------------------------------------------------------   ----------------------------------------
                                       Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                   Premiums                 Annual Investment Return of                          Annual Investment Return of
   End of        Accumulated    ---------------------------------------------------------   ----------------------------------------
   Policy       at 4% Interest    0% Gross       4% Gross       8% Gross      12% Gross            0% Gross     4% Gross
    Year           Per Year     (-1.43% Net)    (2.57% Net)    (6.57% Net)   (10.57% Net)        (-1.43% Net)  (2.57% Net)
   ------       --------------  ------------    -----------    -----------   ------------        ------------  -----------
      1          $   12,581      $1,006,376     $1,006,655     $1,006,934      $1,007,213           $  6,376     $  6,655
      2          $   25,666      $1,015,975     $1,016,918     $1,017,883      $1,018,872           $ 15,975     $ 16,918
      3          $   39,274      $1,025,335     $1,027,340     $1,029,445      $1,031,653           $ 25,335     $ 27,340
      4          $   53,426      $1,034,433     $1,037,899     $1,041,633      $1,045,649           $ 34,433     $ 37,899
      5          $   68,145      $1,043,244     $1,048,571     $1,054,459      $1,060,958           $ 43,244     $ 48,571
      6          $   83,452      $1,051,739     $1,059,322     $1,067,929      $1,077,683           $ 51,739     $ 59,322
      7          $   99,372      $1,059,885     $1,070,116     $1,082,046      $1,095,934           $ 59,885     $ 70,116
      8          $  115,928      $1,067,643     $1,080,910     $1,096,807      $1,115,823           $ 67,643     $ 80,910
      9          $  133,146      $1,074,967     $1,091,652     $1,112,202      $1,137,472           $ 74,967     $ 91,652
     10          $  151,054      $1,081,802     $1,102,277     $1,128,207      $1,161,000           $ 81,802     $102,277
     15          $  251,925      $1,105,592     $1,150,061     $1,215,198      $1,310,659           $105,592     $150,061
     20          $  374,650      $1,098,733     $1,172,628     $1,300,178      $1,520,239           $ 98,733     $172,628
     25          $  523,963      $1,034,810     $1,135,476     $1,348,567      $1,792,113           $ 34,810     $135,476
     30          $  705,626      $1,000,000(2)  $1,000,000(2)  $1,265,649      $2,078,253           $      0(2)  $      0(2)
     35          $  926,647      $        0     $        0     $        0(2)   $2,272,080           $      0     $      0
     40          $1,195,553      $        0     $        0     $        0      $2,168,575           $      0     $      0
     45          $1,522,718      $        0     $        0     $        0      $1,376,838           $      0     $      0
     50          $1,920,764      $        0     $        0     $        0      $        0(2)        $      0     $      0

                           Cash Surrender Value (1)
                 ----------------------------------------------
                     Assuming Hypothetical Gross (and Net)
                         Annual Investment Return of
   End of        ----------------------------------------------
   Policy             8% Gross          12% Gross
    Year             (6.57% Net)       (10.57% Net)
   ------            -----------       ------------
      1                $  6,934         $    7,213
      2                $ 17,883         $   18,872
      3                $ 29,445         $   31,653
      4                $ 41,633         $   45,649
      5                $ 54,459         $   60,958
      6                $ 67,929         $   77,683
      7                $ 82,046         $   95,934
      8                $ 96,807         $  115,823
      9                $112,202         $  137,472
     10                $128,207         $  161,000
     15                $215,198         $  310,659
     20                $300,178         $  520,239
     25                $348,567         $  792,113
     30                $265,649         $1,078,253
     35                $      0(2)      $1,272,080
     40                $      0         $1,168,575
     45                $      0         $  376,838
     50                $      0         $        0(2)

 (1)  Assumes no Contract loan has been made.

 (2) Based on a gross return of 0% the Contract fund would go to zero in year 27, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 30 years. The Contract would be in default at the beginning of year 31. Based on a gross return of 4% the Contract fund would go to zero in year 30, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 30 years. The Contract would be in default at the beginning of year 31. Based on a gross return of 8% the Contract would go into default in policy year 35. Based on a gross return of 12% the Contract would go into default in policy year 47.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T4

Contract Loans

You may borrow from Prudential an amount up to the current "loan value" of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time will equal 100% of the fixed-rate option and 90% of the variable investment options, provided the Contract is not in default. A Contract in default has no loan value.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans; standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.


The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force for a limited time. If the Contract debt equals or exceeds the Contract Fund and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the contract. Reinstatement of the contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits, page 23 and Lapse and Reinstatement, page 25.


When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. Therefore, the net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.


Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.


A loan will not affect the Death Benefit Guarantee as long as Contract debt does not equal or exceed the Contract Fund. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the insurance amount or Contract Fund to calculate the death benefit or the cash surrender value, as applicable. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 23.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the insurance amount to determine the death benefit payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation of your most recent premium payment, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than: (1) 50% of the premiums received in the first year on premiums up to the target level premium (see Premiums, page 13); (2) 4% commission on premiums received in the first year in excess of the target level premium; (3) 4% of premiums received in years two through 10; and (4) 3% of premiums received thereafter. Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions . The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

         Contracts Not Classified as Modified Endowment Contracts.


          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.


          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

         Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Lapse and Reinstatement

Prudential will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 14. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Prudential will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 23.

A Contract that ended in default may be reinstated within five years after the date of default if the following conditions are met:

(1) both insureds are alive or one insured is alive and the Contract ended without value after the death of the other insured;

(2) you must provide renewed evidence of insurability on any insured who was living when the Contract went into default;

(3) submission of certain payments sufficient to bring the Contract up to date and cover all charges and deductions for the next three months; and

(4) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the beginning of the Contract month that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and we will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the second insured to die do so with no surviving beneficiary, that insured's estate will become the beneficiary, unless someone other than the insureds owned the Contract. In that case, we will make the Contract owner or the Contract owner's estate the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the lifetime of both insureds for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of at least one insured.

Misstatement of Age or Sex. If an insured's stated age or sex or both are incorrect in the Contract, Prudential will adjust each benefit and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.


Simultaneous  Death.  If both insureds die while the Contract is in-force and we
find  there  is  lack  of   sufficient   evidence  that  they  died  other  than
simultaneously, we will assume that the older insured died first.


Suicide Exclusion. Generally, if either insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Prudential will return the premiums paid, less any Contract debt, and less any withdrawals. If there is a surviving insured, Prudential will make a new contract available to that insured. The amount of coverage, issue age, contract date, and underwriting classification will be the same as when this Contract was issued.

Riders

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider gives insureds the option to exchange the Contract for two new life insurance contracts, one on the life of each insured, in the event of a divorce or if certain changes in tax law occur. Exercise of this option may give rise to taxable income. Another pays an additional amount if both insureds die within a specified number of years. Another pays an additional amount if a specified insured dies within a stated number of years. If the two insureds are not family members (i.e. husband/wife or parent/child), charges for these single life riders will be treated as pre-death distributions from the Contract. See Tax Treatment of Contract Benefits, page 23. Certain restrictions may apply; they are clearly described in the applicable rider. Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Substitution of Series Fund Shares

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each year, Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each portfolio.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2000 and 1999, and and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ching Ng, MAAA, FSA, Director and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.


Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Prudential. The address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW - Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 67.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER - Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS - Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Executive Officer, Q-Linx, Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN - Director since 1994 (current term expires April, 2007). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Telecom Group, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications, and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS - Director since 1989 (current term expires April, 2005). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR - Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III - Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Bank, JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International
Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON - Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James
E. Hanson Management Company, Hampshire Management Company and CDL, Inc. Age 64.
Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER - Director since 1997 (current term expires April, 2005). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER - Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY - Director since 1997 (current term expires April, 2005). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL - Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN - Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ - Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER - Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI - Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON - Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH - Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 60.
Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D. - Director since 1989 (current term expires April, 2005). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Advanced Medicine, Inc. and Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS - Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER - Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 73. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.



                               PRINCIPAL OFFICERS


ARTHUR F. RYAN - Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

VIVIAN BANTA - Executive Vice President, Individual Financial Services, US Consumer Group since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

MICHELE S. DARLING - Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN - Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER - Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON - Executive Vice President, Prudential Institutional since 1998; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON - Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI - Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD - Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 11/2000; Executive Vice President, Global Asset Management 1998-2001 and Prudential Securities 10/2000-11/2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

RICHARD J. CARBONE - Senior Vice  President  and Chief  Financial  Officer since
1997;  Controller,   Salomon  Brothers,  from  1995  to  1997;  prior  to  1995,
Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL - Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN - Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT - -Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.


Prudential officers are elected annually.

                             FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000

                                                                                 SUBACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                                                                                        Zero Coupon
                                              Money       Diversified                     Flexible      Conservative       Bond
                                             Market         Bond          Equity          Managed        Balanced          2000
                                            Portfolio     Portfolio      Portfolio       Portfolio       Portfolio       Portfolio
                                           ------------  ------------  --------------  --------------  --------------  -------------
ASSETS
  Investment in The Prudential Series
    Fund Inc.  Portfolios at net asset
    value [Note 3] ......................  $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $           0
                                           ------------  ------------  --------------  --------------  --------------  -------------
  Net Assets ............................  $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $           0
                                           ============  ============  ==============  ==============  ==============  =============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ....  $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $           0
                                           ------------  ------------  --------------  --------------  --------------  -------------
                                           $135,003,836  $159,663,804  $1,561,168,506  $1,390,176,546  $1,033,132,033  $           0
                                           ============  ============  ==============  ==============  ==============  =============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A1

                                                  SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
   High                                                                                Zero Coupon                     Small
   Yield        Stock                        Natural                     Government       Bond       Prudential    Capitalization
   Bond         Index          Value        Resources      Global         Income          2005        Jennison         Stock
 Portfolio    Portfolio      Portfolio      Portfolio     Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
----------- --------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$77,442,712 $1,006,024,714  $516,457,559   $192,610,017  $239,797,100   $ 76,948,086   $ 27,589,199  $540,394,561   $172,435,883
----------- --------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$77,442,712 $1,006,024,714  $516,457,559   $192,610,017  $239,797,100   $ 76,948,086   $ 27,589,199  $540,394,561   $172,435,883
=========== ==============  ============   ============  ============   ============   ============  ============   ============

$77,442,712 $1,006,024,714  $516,457,559   $192,610,017  $239,797,100   $ 76,948,086   $ 27,589,199  $540,394,561   $172,435,883
----------- --------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$77,442,712 $1,006,024,714  $516,457,559   $192,610,017  $239,797,100   $ 76,948,086   $ 27,589,199  $540,394,561   $172,435,883
=========== ==============  ============   ============  ============   ============   ============  ============   ============








           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A2

                             FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                           Money Market                              Diversified Bond
                                                             Portfolio                                   Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                 2000          1999           1998          2000           1999          1998
                                             -----------   -----------   ------------   ------------   -----------    -----------
INVESTMENT INCOME
  Dividend income .........................  $ 7,374,565   $ 5,770,360   $  5,267,889   $  9,363,742   $         0    $ 8,588,103
                                             -----------   -----------   ------------   ------------   -----------    -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................      857,383       820,458        702,791      1,055,858     1,044,261        977,226
  Reimbursement for excess expenses
    [Note 5D] .............................            0             0              0              0             0              0
                                             -----------   -----------   ------------   ------------   -----------    -----------
NET EXPENSES ..............................      857,383       820,458        702,791      1,055,858     1,044,261        977,226
                                             -----------   -----------   ------------   ------------   -----------    -----------
NET INVESTMENT INCOME (LOSS) ..............    6,517,182     4,949,902      4,565,098      8,307,884    (1,044,261)     7,610,877
                                             -----------   -----------   ------------   ------------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ....            0             0              0         18,515       399,858        492,608
  Realized gain (loss) on shares
    redeemed ..............................            0             0              0         86,063       (62,342)       107,984
  Net change in unrealized gain (loss)
    on investments ........................            0             0              0      4,554,260    (1,453,759)       242,854
                                             -----------   -----------   ------------   ------------   -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS ............            0             0              0      4,658,838    (1,116,243)       843,446
                                             -----------   -----------   ------------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............  $ 6,517,182   $ 4,949,902   $  4,565,098   $ 12,966,722   $(2,160,504)   $ 8,454,323
                                             ===========   ===========   ============   ============   ===========    ===========





           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A3


                                                      SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------
                  Equity                                 Flexible Managed                          Conservative Balanced
                 Portfolio                                   Portfolio                                   Portfolio
-----------------------------------------   ------------------------------------------   -----------------------------------------
    2000           1999          1998           2000           1999           1998           2000          1999           1998
------------   ------------  ------------   ------------   ------------   ------------   ------------   -----------   ------------

$ 28,717,308   $ 26,581,947  $ 27,312,284   $ 51,475,016   $     66,382   $ 46,336,137   $ 39,032,025  $ 45,641,073   $ 46,034,230
------------   ------------  ------------   ------------   ------------   ------------   ------------   -----------   ------------



  10,912,470     11,249,143    10,647,094     10,246,499     10,502,693     10,109,863      7,930,987     8,224,025      7,958,450

           0              0             0              0             0              0              0             0              0
------------   ------------  ------------   ------------   ------------   ------------   ------------   -----------   ------------
  10,912,470     11,249,143    10,647,094     10,246,499     10,502,693     10,109,863      7,930,987     8,224,025      7,958,450
------------   ------------  ------------   ------------   ------------   ------------   ------------   -----------   ------------
  17,804,838     15,332,804    16,665,190     41,228,517    (10,436,311)    36,226,274     31,101,038    37,417,048     38,075,780
------------   ------------  ------------   ------------   ------------   ------------   ------------   -----------   ------------


 252,626,405    188,845,438   165,422,738     20,228,730     16,843,257    147,043,667      7,927,522     6,358,209     65,867,708
  12,712,901     27,402,970    14,951,173      3,425,308      2,080,576      2,295,592      2,714,849     2,277,146      1,526,727

(246,644,445)   (58,596,445)  (78,932,919)   (96,184,606)    91,955,490    (58,722,618)   (54,474,725)   18,533,490      6,236,915
------------   ------------  ------------   ------------   ------------   ------------   ------------   -----------   ------------
  18,694,861    157,651,963   101,440,992    (72,530,568)   110,879,323     90,616,641    (43,832,354)   27,168,845     73,631,350
------------   ------------  ------------   ------------   ------------   ------------   ------------   -----------   ------------

$ 36,499,699   $172,984,767  $118,106,182   $(31,302,051)  $100,443,012   $126,842,915   $(12,731,316)  $64,585,893   $111,707,130
============   ============  ============   ============   ============   ============   ============   ===========   ============






           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A4

                             FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                      Zero Coupon Bond 2000                          High Yield Bond
                                                            Portfolio                                   Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                 2000         1999           1998          2000           1999           1998
                                             -----------   -----------   ------------   ------------   -----------   ------------
INVESTMENT INCOME
  Dividend income .........................  $ 1,916,432   $         0   $    990,142   $  9,628,996   $   251,218   $  9,308,036
                                             -----------   -----------   ------------   ------------   -----------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] .............................      112,695       137,327        144,233        601,288       655,946        697,446
  Reimbursement for excess expenses
    [Note 5D] .............................      (34,568)      (35,650)       (44,243)             0             0              0
                                             -----------   -----------   ------------   ------------   -----------   ------------
NET EXPENSES ..............................       78,127       101,677         99,990        601,288       655,946        697,446
                                             -----------   -----------   ------------   ------------   -----------   ------------
NET INVESTMENT INCOME (LOSS) ..............    1,838,305      (101,677)       890,152      9,027,708      (404,728)     8,610,590
                                             -----------   -----------   ------------   ------------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ....      135,041        36,915        267,168              0             0              0
  Realized gain (loss) on shares
    redeemed ..............................     (685,089)       34,751         60,617     (1,139,978)     (966,582)      (243,731)
  Net change in unrealized gain (loss)
    on investments ........................     (494,826)      334,605        153,354    (15,147,733)    4,891,833    (11,461,047)
                                             -----------   -----------   ------------   ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS ............   (1,044,874)      406,271        481,139    (16,287,711)    3,925,251    (11,704,778)
                                             -----------   -----------   ------------   ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................  $   793,431   $   304,594   $  1,371,291   $ (7,260,003)  $ 3,520,523   $ (3,094,188)
                                             ===========   ===========   ============   ============   ===========   ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A5


                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                 Stock Index                                    Value                                 Natural Resources
                  Portfolio                                   Portfolio                                   Portfolio
-------------------------------------------   -----------------------------------------    ----------------------------------------
     2000           1999           1998           2000          1999           1998           2000          1999           1998
-------------   ------------   ------------   ------------   -----------   ------------    -----------   -----------   ------------

$   9,144,548   $ 10,125,645   $  9,059,895   $ 10,338,921   $10,876,592   $ 12,342,267    $ 2,246,913   $   828,632   $    975,725
-------------   ------------   ------------   ------------   -----------   ------------    -----------   -----------   ------------



    7,509,378      6,675,340      5,175,364      3,178,543     3,285,457      3,262,956      1,130,994       860,970        851,287

            0              0              0              0             0              0        (52,472)            0              0
-------------   ------------   ------------   ------------   -----------   ------------    -----------   -----------   ------------
    7,509,378      6,675,340      5,175,364      3,178,543     3,285,457      3,262,956      1,078,522       860,970        851,287
-------------   ------------   ------------   ------------   -----------   ------------    -----------   -----------   ------------
    1,635,170      3,450,305      3,884,531      7,160,378     7,591,135      9,079,311      1,168,391       (32,338)       124,438
-------------   ------------   ------------   ------------   -----------   ------------    -----------   -----------   ------------


   35,213,342     12,472,929     12,847,130     35,832,915    53,052,638     27,501,162              0             0      6,263,457

   16,646,062     19,189,378      6,237,945      2,234,121     7,546,600        (99,580)     1,446,040      (996,568)    (1,250,821)

 (160,730,652)   136,915,479    153,992,331     20,197,962   (16,047,855)   (52,611,025)    48,289,388    44,575,398    (26,817,989)
-------------   ------------   ------------   ------------   -----------   ------------    -----------   -----------   ------------
 (108,871,248)   168,577,786    173,077,406     58,264,998    44,551,383    (25,209,443)    49,735,428    43,578,830    (21,805,353)
-------------   ------------   ------------   ------------   -----------   ------------    -----------   -----------   ------------


$(107,236,078)  $172,028,091   $176,961,937   $ 65,425,376   $52,142,518   $(16,130,132)   $50,903,819   $43,546,492   $(21,680,915)
=============   ============   ============   ============   ===========   ============    ===========   ===========   ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A6

                             FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                           --------------------------------------------------------------------------------------
                                                             Global                                 Government Income
                                                            Portfolio                                   Portfolio
                                           ------------------------------------------   -----------------------------------------
                                               2000           1999           1998           2000          1999           1998
                                           -------------   -----------   ------------   ------------   -----------    -----------
INVESTMENT INCOME
  Dividend income .......................  $   1,914,868   $   678,214   $  1,738,704   $  5,648,734   $         0    $ 4,520,286
                                           -------------   -----------   ------------   ------------   -----------    -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................      1,752,355     1,111,465        843,008        526,543       558,812        560,752
  Reimbursement for excess expenses
    [Note 5D] ...........................              0             0              0              0             0              0
                                           -------------   -----------   ------------   ------------   -----------    -----------
NET EXPENSES ............................      1,752,355     1,111,465        843,008        526,543       558,812        560,752
                                           -------------   -----------   ------------   ------------   -----------    -----------
NET INVESTMENT INCOME (LOSS) ............        162,513      (433,251)       895,696      5,122,191      (558,812)     3,959,534
                                           -------------   -----------   ------------   ------------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..     16,578,985     1,189,193      5,918,263        207,832             0              0
  Realized gain (loss) on shares
    redeemed ............................        917,015     3,166,922      1,375,609        252,459       202,656        289,366
  Net change in unrealized gain (loss)
    on investments ......................    (70,915,302)   67,191,804     18,668,316      2,791,970    (2,381,684)     1,952,252
                                           -------------   -----------   ------------   ------------   -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS ..........    (53,419,302)   71,547,919     25,962,188      3,252,261    (2,179,028)     2,241,618
                                           -------------   -----------   ------------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................  $ (53,256,789)  $71,114,668   $ 26,857,884   $  8,374,452   $(2,737,840)   $ 6,201,152
                                           =============   ===========   ============   ============   ===========    ===========




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A7

                                                    SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
          Zero Coupon Bond 2005                      Prudential Jennison                      Small Capitalization Stock
                Portfolio                                 Portfolio                                    Portfolio
----------------------------------------  ------------------------------------------   -----------------------------------------
    2000          1999           1998          2000          1999           1998           2000           1999          1998
-----------   ------------   -----------  -------------  ------------   ------------   ------------   -----------   ------------

$ 1,311,810   $          0  $  1,296,279  $     384,515  $    541,083   $    298,391   $    757,408   $         0   $    528,189
-----------   ------------   -----------  -------------  ------------   ------------   ------------   -----------   ------------



    176,253        182,727       174,202      3,978,955     2,115,948        933,952      1,016,226       722,960        578,299

    (62,379)       (48,249)      (55,172)             0             0              0              0             0              0
-----------   ------------   -----------  -------------  ------------   ------------   ------------   -----------   ------------
    113,874        134,478       119,030      3,978,955     2,115,948        933,952      1,016,226       722,960        578,299
-----------   ------------   -----------  -------------  ------------   ------------   ------------   -----------   ------------
  1,197,936       (134,478)    1,177,249     (3,594,440)   (1,574,865)      (635,561)      (258,818)     (722,960)       (50,110)
-----------   ------------   -----------  -------------  ------------   ------------   ------------   -----------   ------------


    571,483              0        29,253     76,293,654    18,100,277      2,902,977      7,672,269     1,918,174      5,935,686

    154,012        173,356       164,197      1,403,528     1,956,464        453,639      1,507,428      (120,414)      (102,881)

  1,233,222     (1,723,392)    1,406,685      1,403,528    99,641,732     42,669,927      7,541,609    12,549,193     (7,230,189)
-----------   ------------   -----------  -------------  ------------   ------------   ------------   -----------   ------------
  1,958,717     (1,550,036)    1,600,135   (198,113,004)  119,698,473     46,026,543     16,721,306    14,346,953     (1,397,384)
-----------   ------------   -----------  -------------  ------------   ------------   ------------   -----------   ------------


$ 3,156,653   $ (1,684,514)  $ 2,777,384  $(124,010,262) $118,123,608   $ 45,390,982   $ 16,462,488   $13,623,993   $ (1,447,494)
===========   ============   ===========  =============  ============   ============   ============   ===========   ============




SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A8

                             FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                               Money                                    Diversified
                                                              Market                                       Bond
                                                             Portfolio                                   Portfolio
                                            -----------------------------------------   -----------------------------------------
                                                2000          1999           1998           2000          1999           1998
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ...........  $  6,517,182  $  4,949,902   $  4,565,098   $  8,307,884  $ (1,044,261)  $  7,610,877
  Capital gains distributions received ...             0             0              0         18,515       399,858        492,608
  Realized gain (loss) on shares
    redeemed .............................             0             0              0         86,063       (62,342)       107,984
  Net change in unrealized gain (loss)
    on investments .......................             0             0              0      4,554,260    (1,453,759)       242,854
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .............................     6,517,182     4,949,902      4,565,098     12,966,722    (2,160,504)     8,454,323
                                            ------------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ............    33,271,809    29,999,800     37,611,988     23,708,710    23,078,475     26,569,268
  Policy Loans ...........................    (2,951,631)   (3,827,696)    (2,736,768)    (2,951,317)   (3,188,191)    (3,179,538)
  Policy Loan Repayments and Interest ....     1,690,948     2,588,192      1,950,095      1,966,848     2,135,135      1,591,062
  Surrenders, Withdrawals and Death
    Benefits .............................   (10,207,810)  (11,775,018)    (9,187,944)    (7,206,907)   (8,911,486)    (7,722,756)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .....   (13,623,199)    2,629,991     (4,007,277)    (6,126,033)     (138,588)     3,018,103
  Withdrawal and Other Charges ...........    (8,128,780)   (8,860,933)    (8,713,945)    (9,969,514)  (10,654,538)   (10,752,740)
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................        51,337    10,754,336     14,916,149       (578,213)    2,320,807      9,523,399
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .......................             0             0     (1,854,444)             0             0         15,863
                                            ------------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .................................     6,568,519    15,704,238     17,626,803     12,388,509       160,303     17,993,585

NET ASSETS
  Beginning of period ....................   128,435,317   112,731,079     95,104,276    147,275,295   147,114,992    129,121,407
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of period ..........................  $135,003,836  $128,435,317   $112,731,079   $159,663,804  $147,275,295   $147,114,992
                                            ============  ============   ============   ============  ============   ============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A9

                                    SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------
                                                                   Flexible
                    Equity                                         Managed
                   Portfolio                                      Portfolio
----------------------------------------------  ----------------------------------------------
     2000            1999            1998            2000            1999            1998
--------------  --------------  --------------  --------------  --------------  --------------

$   17,804,838  $   15,332,804  $   16,665,190  $   41,228,517  $  (10,436,311) $   36,226,274
   252,626,405     188,845,438     165,422,738      20,228,730      16,843,257     147,043,667

    12,712,901      27,402,970      14,951,173       3,425,308       2,080,576       2,295,592

  (246,644,445)    (58,596,445)    (78,932,919)    (96,184,606)     91,955,490     (58,722,618)
--------------  --------------  --------------  --------------  --------------  --------------


    36,499,699     172,984,767     118,106,182     (31,302,051)    100,443,012     126,842,915
--------------  --------------  --------------  --------------  --------------  --------------


   222,204,944     222,112,390     285,120,763     160,739,340     155,685,002     206,491,305
   (44,682,481)    (46,925,941)    (45,013,313)    (32,903,486)    (33,487,354)    (34,928,110)
    26,549,494      25,863,007      21,138,295      20,974,631      20,075,111      17,294,994

   (89,287,653)    (94,909,037)    (97,071,175)    (73,837,706)    (67,752,219)    (79,498,303)

   (93,203,124)    (59,651,177)     (7,299,784)    (64,915,895)    (36,216,054)    (18,229,089)
  (110,324,713)   (122,798,555)   (131,817,860)    (89,144,922)    (98,917,196)   (106,307,492)
--------------  --------------  --------------  --------------  --------------  --------------



   (88,743,533)    (76,309,313)     25,056,926     (79,088,038)    (60,612,710)    (15,176,695)
--------------  --------------  --------------  --------------  --------------  --------------


             0              0        (134,891)               0               0        (115,363)
--------------  --------------  --------------  --------------  --------------  --------------

   (52,243,834)     96,675,454     143,028,217    (110,390,089)     39,830,302     111,550,857


 1,613,412,340   1,516,736,886   1,373,708,669   1,500,566,635   1,460,736,333   1,349,185,476
--------------  --------------  --------------  --------------  --------------  --------------
$1,561,168,506  $1,613,412,340  $1,516,736,886  $1,390,176,546  $1,500,566,635  $1,460,736,333
==============  ==============  ==============  ==============  ==============  ==============


              SUBACCOUNTS (Continued)
----------------------------------------------
                  Conservative
                    Balanced
                   Portfolio
----------------------------------------------
     2000            1999            1998
--------------  --------------  --------------
$   31,101,038  $   37,417,048  $   38,075,780
     7,927,522       6,358,209      65,867,708

     2,714,849       2,277,146       1,526,727

   (54,474,725)     18,533,490       6,236,915
--------------  --------------  --------------


   (12,731,316)     64,585,893     111,707,130
--------------  --------------  --------------


   132,066,783     122,128,969     172,963,578
   (24,363,776)    (23,665,043)    (24,402,529)
    15,280,452      15,558,408      13,921,518

   (67,850,819)    (64,392,473)    (68,346,109)

   (60,909,587)    (27,102,834)    (16,607,607)
   (76,776,722)    (84,858,651)    (91,363,858)
--------------  --------------  --------------



   (82,553,669)    (62,331,624)    (13,835,007)
--------------  --------------  --------------


             0               0         (57,837)
--------------  --------------  --------------

   (95,284,985)      2,254,269      97,814,286


 1,128,417,018   1,126,162,749   1,028,348,463
--------------  --------------  --------------
$1,033,132,033  $1,128,417,018  $1,126,162,749
==============  ==============  ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A10

                             FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                           Zero Coupon                                 High Yield
                                                            Bond 2000                                     Bond
                                                            Portfolio                                   Portfolio
                                             ----------------------------------------   -----------------------------------------
                                                 2000         1999           1998           2000          1999           1998
                                             -----------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ............  $ 1,838,305  $   (101,677)  $    890,152   $  9,027,708  $   (404,728)  $  8,610,590
  Capital gains distributions received ....      135,041        36,915        267,168              0             0              0
  Realized gain (loss) on shares
    redeemed ..............................     (685,089)       34,751         60,617     (1,139,978)     (966,582)      (243,731)
  Net change in unrealized gain (loss) on
    investments ...........................     (494,826)      334,605        153,354    (15,147,733)    4,891,833    (11,461,047)
                                             -----------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................      793,431       304,594      1,371,291     (7,260,003)    3,520,523     (3,094,188)
                                             -----------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............    2,027,653     2,253,874      3,242,362     14,981,479    15,705,252     20,544,444
  Policy Loans ............................     (437,297)     (513,608)      (644,425)    (2,126,320)   (2,428,091)    (2,652,877)
  Policy Loan Repayments and Interest .....      312,094       399,503        360,153      1,428,737     1,801,343      1,492,709
  Surrenders, Withdrawals and Death
    Benefits ..............................   (1,287,593)   (1,426,761)    (1,526,453)    (5,853,422)   (6,795,370)    (7,617,762)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ......  (18,680,388)   (1,169,148)    (1,096,463)    (6,209,425)   (7,871,916)       945,487
  Withdrawal and Other Charges ............   (1,118,726)   (1,418,736)    (1,619,003)    (6,624,832)   (7,570,585)    (8,497,933)
                                             -----------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................  (19,184,257)   (1,874,876)    (1,283,829)    (4,403,783)   (7,159,367)     4,214,068
                                             -----------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNTS [Note 7] .......................            0             0         (8,240)             0             0        (42,474)
                                             -----------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................  (18,390,826)   (1,570,282)        79,222    (11,663,786)   (3,638,844)     1,077,406

NET ASSETS
  Beginning of period .....................   18,390,826    19,961,108     19,881,886     89,106,498    92,745,342     91,667,936
                                             -----------  ------------   ------------   ------------  ------------   ------------
  End of period ...........................  $         0  $ 18,390,826   $ 19,961,108   $ 77,442,712  $ 89,106,498   $ 92,745,342
                                             ===========  ============   ============   ============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A11

                                                        SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                     Stock                                                                                 Natural
                     Index                                      Value                                     Resources
                   Portfolio                                  Portfolio                                   Portfolio
--------------------------------------------   -----------------------------------------   ----------------------------------------
     2000            1999           1998           2000         1999            1998           2000         1999           1998
--------------  --------------  ------------   ------------  ------------   ------------   ------------  ------------  ------------

$    1,635,170  $    3,450,305  $  3,884,531   $  7,160,378  $  7,591,135   $  9,079,311   $  1,168,391  $    (32,338) $    124,438
    35,213,342      12,472,929    12,847,130     35,832,915    53,052,638     27,501,162              0             0     6,263,457

    16,646,062      19,189,378     6,237,946      2,234,121     7,546,600        (99,580)     1,446,040      (996,568)   (1,250,821)

  (160,730,662)    136,915,479   153,992,330     20,197,962   (16,047,855)   (52,611,025)    48,289,388    44,575,398   (26,817,989)
--------------  --------------  ------------   ------------  ------------   ------------   ------------  ------------  ------------


  (107,236,078)    172,028,091   176,961,937     65,425,376    52,142,518    (16,130,132)    50,903,819    43,546,492   (21,680,915)
--------------  --------------  ------------   ------------  ------------   ------------   ------------  ------------  ------------


   143,813,535     128,537,549   139,848,176     71,330,448    72,746,641     95,299,141     20,736,773    19,035,268    29,732,123
   (31,788,094)    (27,496,074)  (21,632,900)   (12,152,062)  (11,949,900)   (12,921,751)    (5,274,402)   (3,632,049)   (3,757,335)
    16,352,451      14,533,537     8,895,587      6,794,156     7,032,090      5,682,713      2,852,604     2,491,659     2,389,809

   (55,218,390)    (53,330,346)  (40,266,311)   (28,058,562)  (28,641,449)   (27,141,623)    (9,139,215)   (7,347,934)   (9,543,364)

    43,134,926      55,524,073    22,168,188    (31,865,939)  (30,030,572)     9,043,514      6,363,934    (7,955,642)  (15,621,028)
   (69,977,646)    (68,714,043)  (62,397,410)   (33,187,893)  (37,398,609)   (40,729,679)   (10,947,076)   (9,809,178)  (11,289,685)
--------------  --------------  ------------   ------------  ------------   ------------   ------------  ------------  ------------



    46,316,782      49,054,696    46,615,330    (27,139,852)  (28,241,799)    29,232,315      4,592,618    (7,217,876)   (8,089,480)
--------------  --------------  ------------   ------------  ------------   ------------   ------------  ------------  ------------


             0               0       111,800              0             0        139,884              0             0       (97,825)
--------------  --------------  ------------   ------------  ------------   ------------   ------------  ------------  ------------

   (60,919,296)    221,082,787   223,689,067     38,285,524    23,900,719     13,242,067     55,496,437    36,328,616   (29,868,220)


 1,066,944,010     845,861,223   622,172,156    478,172,035   454,271,316    441,029,249    137,113,580   100,784,964   130,653,184
--------------  --------------  ------------   ------------  ------------   ------------   ------------  ------------  ------------
$1,006,024,714  $1,066,944,010  $845,861,223   $516,457,559  $478,172,035   $454,271,316   $192,610,017  $137,113,580  $100,784,964
==============  ==============  ============   ============  ============   ============   ============  ============  ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A12

                             FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                           --------------------------------------------------------------------------------------
                                                                                                       Government
                                                             Global                                      Income
                                                            Portfolio                                   Portfolio
                                           ------------------------------------------   -----------------------------------------
                                                2000          1999           1998          2000           1999          1998
                                           -------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ..........  $     162,513  $   (433,251)  $    895,696   $  5,122,191  $   (558,812)  $  3,959,534
  Capital gains distributions received ..     16,578,985     1,189,193      5,918,263        207,832             0              0
  Realized gain (loss) on shares
    redeemed ............................        917,015     3,166,922      1,375,609        252,459       202,656        289,366
  Net change in unrealized gain (loss) on
    investments .........................    (70,915,302)   67,191,804     18,668,316      2,791,970    (2,381,684)     1,952,252
                                           -------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ............................    (53,256,789)   71,114,668     26,857,884      8,374,452    (2,737,840)     6,201,152
                                           -------------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........     39,422,009    30,573,669     35,377,261     10,001,668     9,581,320     13,880,043
  Policy Loans ..........................     (7,601,293)   (4,548,965)    (3,157,015)    (1,728,314)   (1,721,711)    (1,989,148)
  Policy Loan Repayments and Interest ...      3,673,153     2,204,939      1,774,955      1,175,401     1,350,789        898,042
  Surrenders, Withdrawals and Death
    Benefits ............................    (12,990,958)   (8,960,008)    (8,032,750)    (4,754,839)   (4,700,068)    (5,652,510)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option ....     60,926,199     8,628,134     (6,124,691)    (5,631,209)   (3,068,530)     1,151,981
  Withdrawal and Other Charges ..........    (17,867,845)  (13,826,989)   (12,788,521)    (5,278,276)   (6,002,933)    (6,654,093)
                                           -------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................     65,561,265    14,070,780      7,049,239     (6,215,569)   (4,561,133)     1,634,315
                                           -------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNTS [Note 7] .....................              0             0       (110,095)             0             0         (9,785)
                                           -------------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ................................     12,304,476    85,185,448     33,797,028      2,158,883    (7,298,973)     7,825,682

NET ASSETS
  Beginning of period ...................    227,492,624   142,307,176    108,510,148     74,789,203    82,088,176     74,262,494
                                           -------------  ------------   ------------   ------------  ------------   ------------
  End of period .........................  $ 239,797,100  $227,492,624   $142,307,176   $ 76,948,086  $ 74,789,203   $ 82,088,176
                                           =============  ============   ============   ============  ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A13

                                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                Zero Coupon                                 Prudential                            Small Capitalization
                 Bond 2005                                   Jennison                                     Stock
                 Portfolio                                  Portfolio                                   Portfolio
------------------------------------------  -----------------------------------------   -----------------------------------------
    2000           1999          1998           2000          1999           1998           2000          1999           1998
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

$  1,197,936   $   (134,478) $  1,177,249   $ (3,594,440) $ (1,574,865)  $   (635,561)  $   (258,818) $   (722,960)  $    (50,110)
     571,483              0        29,253     76,293,654    18,100,277      2,902,977      7,672,269     1,918,174      5,935,686

     154,012        173,356       164,197      1,403,528     1,956,464        453,639      1,507,428      (120,414)      (102,881)

   1,233,222     (1,723,392)    1,406,685   (198,113,004)   99,641,732     42,669,927      7,541,609    12,549,193     (7,230,189)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


   3,156,653     (1,684,514)    2,777,384   (124,010,262)  118,123,608     45,390,982     16,462,488    13,623,993     (1,447,494)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


   3,930,514      4,018,488     4,711,062    108,600,153    78,282,647     57,263,567     32,656,540    33,299,141     36,924,377
    (577,560)      (686,257)     (669,881)   (19,316,019)  (10,302,874)    (4,014,420)    (4,098,063)   (2,635,093)    (2,138,180)
     373,675        489,420       324,154      8,402,856     3,885,895      1,563,575      1,893,411     1,315,700      1,083,949

  (1,588,510)    (1,806,470)   (1,903,102)   (26,583,880)  (17,393,950)    (7,435,590)    (7,538,778)   (6,184,134)    (4,861,386)

  (1,024,182)      (266,565)    1,015,999    180,065,121   115,758,631     39,232,682     19,309,712    (1,129,735)     7,146,825
  (1,853,532)    (2,105,602)   (2,279,627)   (47,004,963)  (32,069,991)   (19,483,871)   (13,092,750)  (12,025,009)   (11,395,563)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------



    (739,595)      (356,986)    1,198,605    204,163,268   138,160,358     67,125,943     29,130,072    12,640,870     26,760,022
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------


           0              0       (11,329)             0             0          9,553              0             0       (201,407)
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------

   2,417,058     (2,041,500)    3,964,660     80,153,006   256,283,966    112,526,478     45,592,560    26,264,863     25,111,121


  25,172,141     27,213,641    23,248,981    460,241,555   203,957,589     91,431,111    126,843,323   100,578,460     75,467,339
------------   ------------  ------------   ------------  ------------   ------------   ------------  ------------   ------------
$ 27,589,199   $ 25,172,141  $ 27,213,641   $540,394,561  $460,241,555   $203,957,589   $172,435,883  $126,843,323   $100,578,460
============   ============  ============   ============  ============   ============   ============  ============   ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                       A14

                        NOTES TO FINANCIAL STATEMENTS OF
                   THE SURVIVORSHIP PREFERRED LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2000

Note 1:   General

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred ("SVUL") and Prudential Variable Universal Life ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are nineteen subaccounts within the Account. SVUL contracts offer the option to invest in fourteen of these subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          The Zero Coupon Bond 2000 was liquidated on November 15, 2000 and is no longer available to contract owners.


Note 2:   Significant Accounting Policies

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          INVESTMENTS--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          DISTRIBUTIONS   RECEIVED--Dividend   and  capital  gain  distributions
          received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.




                                      A15

Note 3:   Investment Information for the Prudential Series Fund, Inc. Portfolios

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2000 were as follows:

                                                                           PORTFOLIOS
                                          ------------------------------------------------------------------------------
                                               Money        Diversified                     Flexible       Conservative
                                              Market           Bond           Equity         Managed         Balanced
                                          --------------  --------------  --------------  --------------  --------------
          Number of shares (rounded):         13,500,384      14,154,593      63,721,164      84,100,215      70,617,364
          Net asset value per share:      $        10.00  $        11.28  $        24.50  $        16.53  $        14.63
          Cost:                           $  135,003,836  $  155,188,675  $1,595,234,430  $1,404,022,884  $1,048,168,308

                                                                      PORTFOLIOS (Continued)
                                          ------------------------------------------------------------------------------
                                               High           Stock                          Natural
                                            Yield Bond        Index           Value         Resources         Global
                                          --------------  --------------  --------------  --------------  --------------
          Number of shares (rounded):         12,612,820      26,022,367      25,242,305       8,164,901      10,156,590
          Net asset value per share:      $         6.14  $        38.66  $        20.46  $        23.59  $        23.61
          Cost:                           $   97,152,230  $  616,384,704  $  456,089,376  $  130,481,696  $  213,853,820

                                                               PORTFOLIOS (Continued)
                                          --------------------------------------------------------------
                                                              Zero                             Small
                                            Government     Coupon Bond      Prudential    Capitalization
                                              Income          2005           Jennison          Stock
                                          --------------  --------------  --------------  --------------
          Number of shares (rounded):          6,401,671       2,061,973      23,526,102      10,078,076
          Net asset value per share:      $        12.02  $        13.38  $        22.97  $        17.11
          Cost:                           $   73,006,139  $   25,366,423  $  582,157,913  $  152,231,963



Note 4:   Contract Owner Unit Information

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 2000 were as follows:

                                                                                  SUBACCOUNTS
                                                  ------------------------------------------------------------------------------
                                                      Money        Diversified                     Flexible        Conservative
                                                     Market           Bond           Equity         Managed          Balanced
                                                    Portfolio       Portfolio       Portfolio      Portfolio         Portfolio
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded) ...     46,683,333      39,900,956     171,534,087     240,442,869     184,648,727
          Unit Value (PVAL$100,000 +
            face - rounded) ....................  $     1.83393   $     2.49287  $      5.35475  $      3.54098   $     2.97204
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity (PVAL
            $100,000 + face - rounded) .........  $  85,613,966   $  99,467,895  $  918,522,152  $  851,403,389   $ 548,783,404
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (PVAL - rounded)                         20,575,446      22,572,543     120,855,571     155,314,698     166,688,224
          Unit Value (PVAL) ....................  $     1.77121   $     2.40634  $      5.16972  $      3.41846   $     2.86910
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity
            (PVAL) .............................  $  36,443,435   $  54,317,214  $  624,789,464  $  530,937,084   $ 478,245,185
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded) ...................     10,024,652       4,267,357       8,821,133       4,970,968       3,680,053
          Unit Value (SVUL) ....................  $     1.24396   $     1.27170  $      1.83079  $      1.52533   $     1.46372
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity (SVUL) .........  $  12,470,266   $   5,426,798  $   16,149,642  $    7,582,367   $   5,386,567
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded)                             392,455         365,885       1,093,583         187,794         542,009
          Unit Value (VUL) .....................  $     1.21331   $     1.23508  $      1.56115  $      1.35098   $     1.32263
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity (VUL) ..........  $     476,169   $     451,897  $    1,707,248  $      253,706   $     716,877
                                                  -------------   -------------  --------------  --------------   --------------
          TOTAL CONTRACT OWNER EQUITY ..........  $ 135,003,836   $ 159,663,804  $1,561,168,506  $1,390,176,546   $1,033,132,033
                                                  =============   =============  ==============  ==============   ==============


                                       A16

                                                                            SUBACCOUNTS (Continued)
                                                  -----------------------------------------------------------------------------
                                                   Zero Coupon     High Yield        Stock                           Natural
                                                    Bond 2000         Bond           Index           Value          Resources
                                                    Portfolio       Portfolio      Portfolio       Portfolio        Portfolio
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded) ...            N/A      19,971,004     103,757,919      64,734,467      26,378,958
          Unit Value (PVAL$100,000 +
            face - rounded) ....................            N/A   $     2.19788  $      6.10621  $      5.20710   $     4.34334
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Equity (PVAL
            $100,000 + face - rounded) .........            N/A   $  43,893,870  $  633,567,640  $  337,078,843   $ 114,572,784
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Units Outstanding
            (PVAL - rounded) ...................            N/A      14,394,323      57,846,173      33,739,257      18,351,762
          Unit Value (PVAL) ....................            N/A   $     2.12249  $      5.89416  $      5.02561   $     4.19322
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Equity (PVAL) .........            N/A   $  30,551,807  $  340,954,598  $  169,560,349   $  76,952,976
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Units Outstanding
            (SVUL -rounded) ....................            N/A       2,498,914      13,159,985       4,260,234         596,651
          Unit Value (SVUL) ....................            N/A   $     1.12766  $      2.25067  $      2.06419   $     1.81724
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Equity (SVUL) .........            N/A   $   2,817,925  $   29,618,783  $    8,793,932   $   1,084,257
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Units Outstanding
            (VUL - rounded) ....................            N/A         170,520       1,029,138         590,140             N/A
          Unit Value (VUL) .....................            N/A   $     1.05037  $      1.83036  $      1.73592   $         N/A
                                                  -------------   -------------  --------------  --------------   -------------
          Contract Owner Equity (VUL) ..........            N/A   $     179,110  $    1,883,693  $    1,024,435   $         N/A
                                                  -------------   -------------  --------------  --------------   -------------
          TOTAL CONTRACT OWNER EQUITY ..........            N/A   $  77,442,712  $1,006,024,714  $  516,457,559   $ 192,610,017
                                                  =============   =============  ==============  ==============   =============

                                                                            SUBACCOUNTS (Continued)
                                                  ------------------------------------------------------------------------------
                                                                                                                       Small
                                                                   Government     Zero Coupon     Prudential      Capitalization
                                                     Global          Income        Bond 2005       Jennison            Stock
                                                    Portfolio       Portfolio      Portfolio       Portfolio         Portfolio
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded) ...     80,898,904      19,707,973       6,124,180     126,941,915      54,578,416
          Unit Value (PVAL $100,000 +
            face - rounded) ....................  $     2.11852   $     2.32912  $      2.82384  $      2.95321   $     2.19307
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity (PVAL
            $100,000 + face - rounded) .........  $ 171,385,946   $  45,902,233  $   17,293,705  $  374,886,132   $ 119,694,286
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (PVAL - rounded) ...................     26,610,354      13,282,469       3,230,086      49,236,094      18,038,664
          Unit Value (PVAL) ....................  $     2.07703   $     2.24936  $      2.72727  $      2.90400   $     2.15603
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity
            (PVAL) .............................  $  55,270,504   $  29,877,055  $    8,809,317  $  142,981,616   $  38,891,902
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded) ...................      6,745,221         905,680       1,140,598       8,346,473       7,293,536
          Unit Value (SVUL) ....................  $     1.86452   $     1.29052  $      1.30298  $      2.53025   $     1.89890
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity
            (SVUL) .............................  $  12,576,600   $   1,168,798  $    1,486,177  $   21,118,664   $  13,849,695
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded) ....................        346,149             N/A             N/A         687,244             N/A
          Unit Value (VUL) .....................  $     1.62950             N/A             N/A  $      2.04898             N/A
                                                  -------------   -------------  --------------  --------------   --------------
          Contract Owner Equity (VUL) ..........  $     564,050             N/A             N/A  $    1,408,149             N/A
                                                  -------------   -------------  --------------  --------------   --------------
          TOTAL CONTRACT OWNER EQUITY ..........  $ 239,797,100   $  76,948,086  $   27,589,199  $  540,394,561   $ 172,435,883
                                                  =============   =============  ==============  ==============   ==============


Note 5:   Charges and Expenses

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. For contract owners investing in PVUL the annual rate is 0.90%. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses.The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.


                                       A17

          C.   Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D.   Expense Reimbursement

               PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Portfolio of the average net assets of these portfolios.

               SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

          E.   Cost of Insurance and Other Related Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.


Note 6:   Taxes

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


Note 7:   Net Increase (Decrease) in Net Assets Retained in the Account

          The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998, Prudential no longer maintains a position in the Account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A18

Note 8:   Unit Activity

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                                                                 SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                                            Money                                       Diversified
                                                           Market                                          Bond
                                                          Portfolio                                      Portfolio
                                          ------------------------------------------     ------------------------------------------
                                              2000           1999           1998             2000           1999           1998
                                          ------------   ------------   ------------     ------------   ------------   ------------
          Contract Owner Contributions:    114,194,561    120,477,063     69,014,332       14,105,601     22,216,255     19,897,577
          Contract Owner Redemptions:     (113,537,294)  (114,736,198)   (57,752,616)     (14,109,854)   (20,070,222)   (15,092,779)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                                                                                         Flexible
                                                           Equity                                         Managed
                                                          Portfolio                                      Portfolio
                                          ------------------------------------------     ------------------------------------------
                                              2000           1999           1998             2000           1999           1998
                                          ------------   ------------   ------------     ------------   ------------   ------------
          Contract Owner Contributions:     55,966,094     60,448,440     81,572,816       51,084,427     55,689,347     76,938,185
          Contract Owner Redemptions:      (71,783,274)   (74,869,027)   (74,174,443)     (72,728,803)   (72,365,779)   (81,055,189)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                                        Conservative                                    Zero Coupon
                                                          Balanced                                       Bond 2000
                                                          Portfolio                                      Portfolio
                                          ------------------------------------------     ------------------------------------------
                                              2000           1999           1998             2000           1999           1998
                                          ------------   ------------   ------------     ------------   ------------   ------------
          Contract Owner Contributions:     48,304,976     53,724,364     78,380,210          303,177      1,680,934      1,980,913
          Contract Owner Redemptions:      (75,572,311)   (74,929,420)   (82,911,926)      (7,350,570)    (2,405,244)    (2,493,753)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                                         High Yield                                        Stock
                                                            Bond                                           Index
                                                          Portfolio                                      Portfolio
                                          ------------------------------------------     ------------------------------------------
                                              2000           1999           1998             2000           1999           1998
                                          ------------   ------------   ------------     ------------   ------------   ------------
          Contract Owner Contributions:      9,772,562     19,247,980     19,318,322       18,523,899     47,997,403     45,264,098
          Contract Owner Redemptions:      (11,186,778)   (22,299,293)   (16,933,871)      (9,320,711)   (36,168,261)   (34,390,053)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                                                                                          Natural
                                                            Value                                        Resources
                                                          Portfolio                                      Portfolio
                                          ------------------------------------------     ------------------------------------------
                                              2000           1999           1998             2000           1999           1998
                                          ------------   ------------   ------------     ------------   ------------   ------------
          Contract Owner Contributions:     10,949,452     27,292,681     34,330,488       11,181,487     13,026,517     15,093,093
          Contract Owner Redemptions:      (16,366,923)   (33,584,226)   (26,544,454)      (9,870,064)   (15,783,619)   (18,219,964)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                                                                                        Government
                                                           Global                                         Income
                                                          Portfolio                                      Portfolio
                                          ------------------------------------------     ------------------------------------------
                                              2000           1999           1998             2000           1999           1998
                                          ------------   ------------   ------------     ------------   ------------   ------------
          Contract Owner Contributions:     54,236,060     42,507,388     32,534,226       39,174,643      9,143,771     12,383,025
          Contract Owner Redemptions:      (28,429,088)   (35,405,377)   (27,960,335)     (42,127,527)   (11,091,943)   (11,507,261)

                                                                           SUBACCOUNTS (Continued)
                                          -----------------------------------------------------------------------------------------
                                                          ZERO COUPON                                    PRUDENTIAL
                                                           BOND 2005                                      JENNISON
                                                           PORTFOLIO                                      PORTFOLIO
                                          ------------------------------------------     ------------------------------------------
                                              2000           1999           1998             2000           1999           1998
                                          ------------   ------------   ------------     ------------   ------------   ------------
          Contract Owner Contributions:      7,524,495      5,288,563      3,651,972       83,460,460     81,466,185     53,654,104
          Contract Owner Redemptions:       (7,599,500)    (5,103,196)    (3,174,685)     (27,512,457)   (33,061,952)   (22,113,796)

                                                    SUBACCOUNTS (Continued)
                                          ------------------------------------------
                                                     Small Capitalization
                                                             Stock
                                                           Portfolio
                                          ------------------------------------------
                                              2000           1999           1998
                                          ------------   ------------   ------------
          Contract Owner Contributions:     27,168,501     44,995,701     38,172,591
          Contract Owner Redemptions:      (13,174,204)   (37,335,362)   (22,883,043)



                                       A19

Note  9:  Purchases and Sales of Investments

          The   aggregate   costs  of  purchases  and  proceeds  from  sales  of
          investments in the Series Fund for the year ended December 31, 2000 were as follows:

                                                                                   PORTFOLIOS
                                                  -----------------------------------------------------------------------------
                                                       Money        Diversified                     Flexible      Conservative
                                                      Market           Bond           Equity         Managed        Balanced
                                                  -------------    ------------   -------------   -------------   -------------
          Purchases ............................  $ 122,623,752    $ 10,713,395   $  50,319,155   $  20,958,229   $  13,182,058
          Sales ................................  $(123,150,999)   $(12,341,671)  $(150,363,635)  $(110,656,380)  $(103,944,847)

                                                                              PORTFOLIOS (Continued)
                                                  -----------------------------------------------------------------------------
                                                    Zero Coupon
                                                       Bond         High Yield        Stock                          Natural
                                                       2000            Bond           Index           Value         Resources
                                                  -------------    ------------   -------------   -------------   -------------
          Purchases ............................  $     850,828    $ 11,150,278   $  77,195,039   $  25,278,517   $  14,176,648
          Sales ................................  $ (20,093,134)   $(16,252,844)  $ (38,124,952)  $ (55,729,798)  $ (10,695,734)

                                                                              PORTFOLIOS (Continued)
                                                  -----------------------------------------------------------------------------
                                                                                   Zero Coupon                        Small
                                                                    Government        Bond         Prudential     Capitalization
                                                      Global          Income          2005          Jennison          Stock
                                                  -------------    ------------   -------------   -------------   -------------
          Purchases ............................  $  97,705,945    $  3,502,916   $   4,950,477   $ 212,202,221   $  52,783,805
          Sales ................................  $ (33,748,550)   $(10,252,184)  $  (5,912,216)  $ (11,310,243)  $ (24,592,800)



Note 10:  Related Party Transactions

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 2000. Equity of contracts owners in the Flexible Managed subaccount at December 31, 2000 includes approximately $261 million owned by Prudential.




                                       A20

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the Survivorship Preferred Life Subaccounts of the Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Survivorship Preferred Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc., provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 30, 2001



                                       A21

                    [Letterhead of PricewaterhouseCoopers]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2000 and 1999

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Millions)
--------------------------------------------------------------------------------

                                                                                                2000       1999
                                                                                              --------   --------
ASSETS
Fixed maturities:
  Available for sale, at fair value (amortized cost, 2000: $83,115; 1999: $81,248)            $ 83,827   $ 79,130
  Held to maturity, at amortized cost (fair value, 2000: $12,615; 1999: $14,112)                12,448     14,237
Trading account assets, at fair value                                                            7,217      9,741
Equity securities, available for sale, at fair value (cost, 2000: $2,266; 1999: $2,531)          2,317      3,264
Mortgage loans on real estate                                                                   15,919     16,268
Policy loans                                                                                     8,046      7,590
Securities purchased under agreements to resell                                                  5,395     13,944
Cash collateral for borrowed securities                                                          3,858      7,124
Other long-term investments                                                                      4,459      4,857
Short-term investments                                                                           5,029      2,773
                                                                                              --------   --------
  Total investments                                                                            148,515    158,928

Cash and cash equivalents                                                                        7,676      6,427
Accrued investment income                                                                        1,916      1,836
Broker-dealer related receivables                                                               11,860     11,346
Deferred policy acquisition costs                                                                7,063      7,324
Other assets                                                                                    13,506     17,102
Separate account assets                                                                         82,217     82,131
                                                                                              --------   --------
  TOTAL ASSETS                                                                                $272,753   $285,094
                                                                                              ========   ========

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                        $ 69,288   $ 67,278
Policyholders' account balances                                                                 32,722     32,780
Unpaid claims and claim adjustment expenses                                                      2,120      2,829
Policyholders' dividends                                                                         1,463      1,484
Securities sold under agreements to repurchase                                                  15,010     24,598
Cash collateral for loaned securities                                                           11,053     10,775
Income taxes payable                                                                             1,610        804
Broker-dealer related payables                                                                   5,965      5,839
Securities sold but not yet purchased                                                            4,959      6,968
Short-term debt                                                                                 11,131     10,858
Long-term debt                                                                                   2,502      5,513
Other liabilities                                                                               12,105     13,946
Separate account liabilities                                                                    82,217     82,131
                                                                                              --------   --------
  Total liabilities                                                                            252,145    265,803
                                                                                              --------   --------
COMMITMENTS AND CONTINGENCIES (See Notes 15 and 17)
EQUITY
Accumulated other comprehensive income (loss)                                                      234       (685)
Retained earnings                                                                               20,374     19,976
                                                                                              --------   --------
  Total equity                                                                                  20,608     19,291
                                                                                              --------   --------
  TOTAL LIABILITIES AND EQUITY                                                                $272,753   $285,094
                                                                                              ========   ========


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                               2000      1999      1998
                                                                                              -------   -------   -------
REVENUES
Premiums                                                                                      $10,221   $ 9,528   $ 9,048
Policy charges and fee income                                                                   1,639     1,516     1,465
Net investment income                                                                           9,497     9,367     9,454
Realized investment gains (losses), net                                                          (288)      924     2,641
Commissions and other income                                                                    5,475     5,233     4,416
                                                                                              -------   -------   -------

  Total revenues                                                                               26,544    26,568    27,024
                                                                                              -------   -------   -------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                        10,640    10,226     9,786
Interest credited to policyholders' account balances                                            1,751     1,811     1,953
Dividends to policyholders                                                                      2,724     2,571     2,477
General and administrative expenses                                                            10,083     9,530     9,037
Capital markets restructuring                                                                     476         -         -
Sales practices remedies and costs                                                                  -       100     1,150
Demutualization expenses                                                                          143        75        24
                                                                                              -------   -------   -------

  Total benefits and expenses                                                                  25,817    24,313    24,427
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                             727     2,255     2,597
                                                                                              -------   -------   -------

Income taxes
  Current                                                                                         434       690     1,085
  Deferred                                                                                        (28)      352      (115)
                                                                                              -------   -------   -------

   Total income taxes                                                                             406     1,042       970
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS                                                                 321     1,213     1,627
                                                                                              -------   -------   -------

DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                                                       -         -      (298)
Gain (loss) on disposal of healthcare operations, net of taxes                                     77      (400)     (223)
                                                                                              -------   -------   -------

  Net gain (loss) from discontinued operations                                                     77      (400)     (521)
                                                                                              -------   -------   -------

NET INCOME                                                                                    $   398   $   813   $ 1,106
                                                                                              =======   =======   =======


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 2000, 1999 and 1998 (In Millions)

                                                        Accumulated Other Comprehensive Income (Loss)
                                                  -------------------------------------------------------
                                                                      Net                       Total
                                                      Foreign     Unrealized                 Accumulated
                                                      Currency    Investment     Pension        Other
                                                    Translation      Gains      Liability   Comprehensive    Retained     Total
                                                    Adjustments    (Losses)    Adjustment   Income (Loss)    Earnings     Equity
                                                    ------------  -----------  -----------  --------------  ----------  ----------
Balance, December 31, 1997                                $ (85)     $ 1,752         $ (6)      $   1,661   $  18,057   $  19,718
Comprehensive income:
 Net income                                                                                                     1,106       1,106
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     54                                        54                      54
adjustments
  Change in net unrealized investment gains                             (480)                        (480)                   (480)
  Additional pension liability adjustment                                              (3)             (3)                     (3)
                                                                                                                        ---------
 Other comprehensive loss                                                                                                    (429)
                                                                                                                        ---------
Total comprehensive income                                                                                                    677
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1998                                  (31)       1,272           (9)          1,232      19,163      20,395
Comprehensive income:
 Net income                                                                                                       813         813
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     13                                        13                      13
adjustments
  Change in net unrealized investment gains                           (1,932)                      (1,932)                 (1,932)
  Additional pension liability adjustment                                               2               2                       2
                                                                                                                        ---------
 Other comprehensive loss                                                                                                  (1,917)
                                                                                                                        ---------
Total comprehensive loss                                                                                                   (1,104)
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1999                                  (18)        (660)          (7)           (685)     19,976      19,291
Comprehensive income:
 Net income                                                                                                       398         398
 Other comprehensive income, net of tax:
  Change in foreign currency translation                    (89)                                      (89)                    (89)
adjustments
  Change in net unrealized investment gains                            1,019                        1,019                   1,019
  Additional pension liability adjustment                                             (11)            (11)                    (11)
                                                                                                                        ---------
 Other comprehensive income                                                                                                   919
                                                                                                                        ---------
Total comprehensive income                                                                                                  1,317
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 2000                                $(107)     $   359         $(18)      $     234   $  20,374   $  20,608
                                                      =========    =========    =========       =========   =========   =========



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                                  2000        1999        1998
                                                                                                ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                      $     398   $     813   $   1,106
Adjustments to reconcile net income to net cash provided by operating activities:
 Realized investment (gains) losses, net                                                              288        (915)     (2,671)
 Policy charges and fee income                                                                        (57)       (237)       (232)
 Interest credited to policyholders' account balances                                               1,751       1,811       1,953
 Depreciation and amortization                                                                        507         489         337
 Loss (gain) on disposal of healthcare operations, net of taxes                                       (77)        400         223
 Change in:
  Deferred policy acquisition costs                                                                  (228)       (178)       (174)
  Future policy benefits and other insurance liabilities                                            1,514         788         648
  Trading account assets                                                                            2,524        (853)     (2,540)
  Income taxes payable                                                                                199         933         895
  Broker-dealer related receivables/payables                                                         (388)     (1,898)      1,495
  Securities purchased under agreements to resell                                                   8,549      (3,692)     (1,591)
  Cash collateral for borrowed securities                                                           3,266      (1,502)       (575)
  Cash collateral for loaned securities                                                               278       3,643      (6,985)
  Securities sold but not yet purchased                                                            (2,009)      1,197       2,122
  Securities sold under agreements to repurchase                                                   (9,588)      3,112       9,139
  Other, net                                                                                        1,223      (3,286)     (5,736)
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) operating activities                                                    8,150         625      (2,586)
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
 Fixed maturities, available for sale                                                              99,971     122,790     125,694
 Fixed maturities, held to maturity                                                                 3,266       4,957       4,466
 Equity securities, available for sale                                                              3,025       3,190       2,792
 Mortgage loans on real estate                                                                      1,632       2,640       4,090
 Other long-term investments                                                                        2,044       2,169       3,337
Payments for the purchase of:
 Fixed maturities, available for sale                                                            (103,086)   (124,759)   (128,938)
 Fixed maturities, held to maturity                                                                (1,544)     (2,414)     (2,244)
 Equity securities, available for sale                                                             (2,316)     (2,779)     (2,547)
 Mortgage loans on real estate                                                                     (1,334)     (2,595)     (3,719)
 Other long-term investments                                                                       (1,374)     (2,280)     (1,873)
Short-term investments                                                                             (2,257)     (1,138)      4,745
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) investing activities                                                   (1,973)       (219)      5,803
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                                     6,507       7,667       7,949
Policyholders' account withdrawals                                                                 (8,165)    (10,594)    (12,079)
Net increase (decrease) in short-term debt                                                         (2,678)        444       2,422
Proceeds from the issuance of long-term debt                                                          638       1,844       1,940
Repayments of long-term debt                                                                       (1,230)       (919)       (418)
                                                                                                ---------   ---------   ---------

  Cash flows (used in) financing activities                                                        (4,928)     (1,558)       (186)
                                                                                                ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                1,249      (1,152)      3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                        6,427       7,579       4,548
                                                                                                ---------   ---------   ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                          $   7,676   $   6,427   $   7,579
                                                                                                =========   =========   =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                                    $     248   $    (344)  $     163
                                                                                                ---------   ---------   ---------
Interest paid                                                                                   $   1,040   $     824   $     864
                                                                                                ---------   ---------   ---------



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

   The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

   Demutualization

   On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

   The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

   Use of Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments

   Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

   Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

   Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income
   (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

   Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

   Policy loans are carried at unpaid principal balances.

   Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

   Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

   Short-term investments, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

   Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

   Cash and Cash Equivalents

   Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

   Deferred Policy Acquisition Costs

   The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income
   (loss)."

   For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

   The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

   For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

   For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

   Separate Account Assets and Liabilities

   Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

   Other Assets and Other Liabilities

   Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Contingencies

   Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

   Policyholders' Dividends

   The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

   Insurance Revenue and Expense Recognition

   Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

   Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

   Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

   For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

   Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Foreign Currency Translation Adjustments

   Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income
   (loss)," a separate component of equity.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Commissions and Other Income

   Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

   Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

   To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

   Derivatives held for trading purposes are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

   Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

   Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

   See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Income Taxes

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

   Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

   Demutualization Expenses

   Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

   New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

   The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

   In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

   In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

   In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

   Reclassifications

   Certain amounts in prior years have been reclassified to conform to the current year presentation.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS

   In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

   Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

   The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.


                                                                                                     2000     1999      1998
                                                                                                    -----    -----   -------
                                                                                                    (In
                                                                                                  Millions)
Revenues                                                                                            $   -    $   -   $ 7,461
Policyholder benefits                                                                                   -        -    (6,064)
General and administrative expenses                                                                     -        -    (1,822)
                                                                                                    -----    -----   -------
Loss before income taxes                                                                                -        -      (425)
Income tax benefit                                                                                      -        -       127
                                                                                                    -----    -----   -------
Loss from operations                                                                                    -        -      (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax benefits of $240 in
 1999 and $131 in 1998                                                                                 77     (400)     (223)
                                                                                                    -----    -----   -------
Gain (loss) from discontinued operations, net of taxes                                              $  77    $(400)  $  (521)
                                                                                                    =====    =====   =======

   The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

   costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

   Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4. CAPITAL MARKETS RESTRUCTURING

   In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

   Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

   As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

   See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5. INVESTMENTS

   Fixed Maturities and Equity Securities

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                                                    2000
                                                                          ----------------------------------------------
                                                                                         Gross       Gross     Estimated
                                                                            Amortized  Unrealized  Unrealized    Fair
                                                                              Cost       Gains       Losses      Value
                                                                            ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $ 7,068      $  358      $    2    $ 7,424
Obligations of U.S. states and their political subdivisions                     3,012         164           3      3,173
Foreign government bonds                                                        4,457         228          38      4,647
Corporate securities                                                           62,066       1,205       1,374     61,897
Mortgage-backed securities                                                      6,512         188          14      6,686
                                                                              -------      ------      ------    -------
Total fixed maturities available for sale                                     $83,115      $2,143      $1,431    $83,827
                                                                              =======      ======      ======    =======
Equity securities available for sale                                          $ 2,266      $  239      $  188    $ 2,317
                                                                              =======      ======      ======    =======

                                                                                                   2000
                                                                           ----------------------------------------------
                                                                                          Gross       Gross     Estimated
                                                                             Amortized  Unrealized  Unrealized    Fair
                                                                               Cost       Gains       Losses      Value
                                                                             ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $     7      $    -      $    -    $     7
Obligations of U.S. states and their political subdivisions                        40           1           1         40
Foreign government bonds                                                          193          13           -        206
Corporate securities                                                           12,208         343         189     12,362
                                                                              -------      ------      ------    -------
Total fixed maturities held to maturity                                       $12,448      $  357      $  190    $12,615
                                                                              =======      ======      ======    =======


                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                             Gross         Gross       Estimated
                                                                             Amortized     Unrealized    Unrealized       Fair
                                                                                Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $ 5,594       $    36       $   236       $ 5,394
Obligations of U.S. states and their political subdivisions                        2,437            41           118         2,360
Foreign government bonds                                                           4,590           140            90         4,640
Corporate securities                                                              62,061           580         2,432        60,209
Mortgage-backed securities                                                         6,566            96           135         6,527
                                                                                 -------       -------       -------       -------
Total fixed maturities available for sale                                        $81,248       $   893       $ 3,011       $79,130
                                                                                 =======       =======       =======       =======
Equity securities available for sale                                             $ 2,531       $   829       $    96       $ 3,264
                                                                                 =======       =======       =======       =======

                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                              Gross         Gross       Estimated
                                                                              Amortized     Unrealized    Unrealized       Fair
                                                                                 Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $     5       $     -       $     -       $     5
Obligations of U.S. states and their political subdivisions                           81             1             3            79
Foreign government bonds                                                             214            11             1           224
Corporate securities                                                              13,937           280           413        13,804
                                                                                 -------       -------       -------       -------
Total fixed maturities held to maturity                                          $14,237       $   292       $   417       $14,112
                                                                                 =======       =======       =======       =======


The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                            Available for Sale            Held to Maturity
                                                                          ------------------------     -------------------------
                                                                                         Estimated                   Estimated
                                                                           Amortized        Fair       Amortized        Fair
                                                                              Cost         Value          Cost         Value
                                                                          ------------  ------------  ------------  ------------
                                                                                (In Millions)               (In Millions)
Due in one year or less                                                     $ 9,169       $ 9,191       $   713       $   717
Due after one year through five years                                        18,412        18,492         3,477         3,490
Due after five years through ten years                                       19,396        19,441         4,804         4,846
Due after ten years                                                          29,626        30,017         3,454         3,562
Mortgage-backed securities                                                    6,512         6,686             -             -
                                                                            -------       -------       -------       -------
  Total                                                                     $83,115       $83,827       $12,448       $12,615
                                                                            =======       =======       =======       =======

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

   Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

   Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

   During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Mortgage Loans on Real Estate

   The Company's mortgage loans were collateralized by the following property types at December 31,

                                                 2000             1999
                                          ----------------   ---------------
                                           Amount              Amount
                                            (In      % of       (In    % of
                                          Millions)  Total   Millions) Total
                                          --------   -----   -------   -----
Office buildings                           $ 3,727    23.1%  $ 3,960   24.1%
Retail stores                                2,465    15.3%    2,627   15.9%
Residential properties                         713     4.4%      662    4.0%
Apartment complexes                          4,455    27.6%    4,508   27.3%
Industrial buildings                         2,331    14.4%    2,161   13.1%
Agricultural properties                      1,856    11.5%    1,959   11.9%
Other                                          597     3.7%      612    3.7%
                                           -------   -----   -------  -----
  Subtotal                                  16,144   100.0%   16,489  100.0%
                                                     =====            =====
Allowance for losses                          (225)             (221)
                                           -------           -------
Net carrying value                         $15,919           $16,268
                                           =======           =======

   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                  2000    1999    1998
                                                                 -----   -----   -----
                                                                     (In Millions)
Allowance for losses, beginning of year                          $ 221   $ 427   $ 450
Increase (decrease) in allowance for losses                         17    (201)      -
Charge-offs, net of recoveries                                     (13)     (5)    (23)
                                                                 -----   -----   -----
Allowance for losses, end of year                                $ 225   $ 221   $ 427
                                                                 =====   =====   =====

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          2000         1999
                                                                         -----        -----
                                                                            (In Millions)
Impaired mortgage loans with allowance for losses                        $ 192        $ 411
Impaired mortgage loans with no allowance for losses                       247          283
Allowance for losses, end of year                                          (35)         (24)
                                                                         -----        -----
Net carrying value of impaired mortgage loans                            $ 404        $ 670
                                                                         =====        =====

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Restricted Assets and Special Deposits

   Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments

   The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                 As of
                                                                              December 31,
                                                                          --------------------
                                                                            2000          1999
                                                                          ------        ------
                                                                              (In Millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate                                                $  638        $1,253
Investments in securities                                                  1,427         1,398
Cash and cash equivalents                                                     99            98
Other assets                                                                  43            75
                                                                          ------        ------
Total assets                                                              $2,207        $2,824
                                                                          ======        ======

Borrowed funds-third party                                                $   90        $   81
Other liabilities                                                            142            87
                                                                          ------        ------
Total liabilities                                                            232           168
                                                                          ------        ------

Partners' capital                                                          1,975         2,656
                                                                          ------        ------

Total liabilities and partners' capital                                   $2,207        $2,824
                                                                          ======        ======

Equity in partners' capital included above                                $  467        $  657
Equity in limited partnership interests not included above                 1,924         1,290
                                                                          ------        ------
Carrying value                                                            $2,391        $1,947
                                                                          ======        ======
                                                                         For the years ended
                                                                             December 31,
                                                                        ----------------------
                                                                         2000    1999    1998
                                                                        -----   -----   -----
                                                                            (In Millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures                                    $ 112   $ 108   $ 110
Income of other limited partnership interests                             149     514     366
Interest expense-third party                                               (4)     (4)     (1)
Other expenses                                                            (29)   (105)   (209)
                                                                        -----   -----   -----
Net earnings                                                            $ 228   $ 513   $ 266
                                                                        =====   =====   =====

Equity in net earnings included above                                   $  70   $ 125   $  59
Equity in net earnings of limited partnership
 interests not included above                                             117      92     164
                                                                        -----   -----   -----
Total equity in net earnings                                            $ 187   $ 217   $ 223
                                                                        =====   =====   =====

   "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                         2000         1999         1998
                                                       -------      -------      -------
                                                              (In Millions)
Fixed maturities--available for sale                   $ 5,938      $ 5,602      $ 5,464
Fixed maturities--held to maturity                       1,028        1,217        1,406
Trading account assets                                     734          622          677
Equity securities--available for sale                       67           63           54
Mortgage loans on real estate                            1,370        1,401        1,525
Policy loans                                               478          448          410
Securities purchased under agreements to resell             28           25           18
Broker-dealer related receivables                        1,222          976          836
Short-term investments                                     683          490          627
Other investment income                                    479          455          660
                                                       -------      -------      -------
Gross investment income                                 12,027       11,299       11,677
Less investment expenses                                (2,530)      (1,881)      (2,116)
                                                       -------      -------      -------
Subtotal                                                 9,497        9,418        9,561
Less amount relating to discontinued operations              -          (51)        (107)
                                                       -------      -------      -------
Net investment income                                  $ 9,497      $ 9,367      $ 9,454
                                                       =======      =======      =======


Realized investment gains (losses), net, for the years
 ended December 31, were from the following sources:
                                                       2000         1999         1998
                                                     -------      -------      -------
                                                            (In Millions)
Fixed maturities                                     $(1,066)     $  (557)     $ 1,381
Equity securities--available for sale                    450          223          427
Mortgage loans on real estate                             (5)         209           22
Investment real estate                                    49          106          642
Joint ventures and limited partnerships                  124          656          454
Derivatives                                              165          305         (263)
Other                                                     (5)         (27)           8
                                                     -------      -------      -------
Subtotal                                                (288)         915        2,671
Less amount related to discontinued operations             -            9          (30)
                                                     -------      -------      -------
Realized investment gains (losses), net              $  (288)     $   924      $ 2,641
                                                     =======      =======      =======

   The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

   Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

   Net Unrealized Investment Gains (Losses)

   Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income
   (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                Impact of unrealized investment gains (losses) on:
                                                              --------------------------------------------------------------------
                                                                                                                      Accumulated
                                                                                                                         other
                                                                                                                     comprehensive
                                                                                                        Deferred     income (loss)
                                                                 Unrealized     Deferred                 income     related to net
                                                                   gains         policy      Future        tax        unrealized
                                                                (losses) on   acquisition    policy    (liability)    investment
                                                                investments      costs      benefits     benefit     gains (losses)
                                                                ------------  ------------  ---------  -----------  ---------------
                                                                                          (In Millions)
Balance, December 31, 1997                                          $ 4,208         $(349)   $(1,144)      $ (963)         $ 1,752
Net investment gains (losses) on investments arising
 during the period                                                      804             -          -         (282)             522
Reclassification adjustment for (gains) losses included in
 net income                                                          (1,675)            -          -          588           (1,087)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -            89          -          (34)              55
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -         49          (19)              30
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1998                                            3,337          (260)    (1,095)        (710)           1,272
Net investment gains (losses) on investments arising
 during the period                                                   (5,089)            -          -        1,845           (3,244)
Reclassification adjustment for (gains) losses included in
 net income                                                             404             -          -         (146)             258
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -           566          -         (213)             353
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -      1,092         (391)             701
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1999                                           (1,348)          306         (3)         385             (660)
Net investment gains (losses) on investments arising
 during the period                                                    1,458             -          -         (540)             918
Reclassification adjustment for (gains) losses included in
 net income                                                             621             -          -         (230)             391
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -          (356)         -          132             (224)
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -       (101)          35              (66)
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 2000                                          $   731         $ (50)   $  (104)      $ (218)         $   359
                                                                    =======         =====    =======       ======          =======


   The table below presents unrealized gains (losses) on investments by asset class:

                                                 As of December 31,
                                             --------------------------
                                              2000       1999      1998
                                             -----    -------    ------
                                                   (In Millions)
Fixed maturities                             $ 712    $(2,118)   $3,161
Equity securities                               51        733       176
Other long-term investments                    (32)        37         -
                                             -----    -------    ------
Unrealized gains (losses) on investments     $ 731    $(1,348)   $3,337
                                             =====    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Securities Pledged to Creditors

   The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   (In Millions)

Fixed maturities available for sale                     $20,080
Trading account assets                                    5,796
Separate account assets                                   2,558
                                                        -------
Total securities pledged                                $28,434
                                                        =======


   In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6. DEFERRED POLICY ACQUISITION COSTS

   The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000      1999      1998
                                                           -------   -------   -------
                                                                  (In Millions)
Balance, beginning of year                                 $ 7,324   $ 6,462   $ 6,083
Capitalization of commissions, sales and issue expenses      1,324     1,333     1,313
Amortization                                                (1,096)   (1,155)   (1,139)
Change in unrealized investment gains and losses              (356)      566        89
Foreign currency translation                                  (154)      118       116
Acquisition of subsidiary                                       21         -         -
                                                           -------   -------   -------
Balance, end of year                                       $ 7,063   $ 7,324   $ 6,462
                                                           =======   =======   =======

7. POLICYHOLDERS' LIABILITIES

   Future policy benefits at December 31, are as follows:


                                                                     2000        1999
                                                                   -------     -------
                                                                     (In Millions)
Life insurance                                                     $53,453     $51,512
Annuities                                                           13,398      13,502
Other contract liabilities                                           2,437       2,264
                                                                   -------     -------
Total future policy benefits                                       $69,288     $67,278
                                                                   =======     =======

   The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

   The following table highlights the key assumptions generally utilized in calculating these reserves:

           Product                           Mortality                   Interest Rate              Estimation Method
-----------------------------   ------------------------------------     --------------  ------------------------------------------
Life insurance                  Generally, rates guaranteed in           2.5% to 12.0%   Net level premium based on non-forfeiture
                                calculating cash surrender values                        interest rate


Individual annuities            Generally, 1971 and 1983 Individual      3.5% to 13.4%   Present value of expected future
                                Annuity Mortality Tables with certain                    payments based on historical
                                modifications                                            experience

Group annuities                 1950 and 1971 Group Annuity              4.0% to 17.3%   Present value of expected future
                                Mortality Tables with certain                            payments based on historical
                                modifications                                            experience

Other contract liabilities                                               2.5% to 11.5%   Present value of expected future
                                                                                         payments based on historical
                                                                                         experience

   Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

   Policyholders' account balances at December 31, are as follows:


                                                       2000      1999
                                                     -------   -------
                                                       (In Millions)
 Individual annuities                                $ 5,097   $ 5,248
 Group annuities                                       2,022     2,176
 Guaranteed investment contracts and
  guaranteed interest accounts                        12,852    13,429
 Interest-sensitive life contracts                     3,809     3,609
 Dividend accumulations and other                      8,942     8,318
                                                     -------   -------
 Policyholders' account balances                     $32,722   $32,780
                                                     =======   =======

   Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Certain contract provisions that determine the policyholder account balances are as follows:

      Product                                      Interest  Rate                   Withdrawal/Surrender Charges
---------------------------                        ---------------   -------------------------------------------------------
Individual annuities                                3.0% to 16.0%    0% to 7% for up to 9 years

Group annuities                                     2.0% to 14.0%    Contractually limited or subject to market value adjustment


Guaranteed investment contracts and                 2.0% to 15.4%    Generally, subject to market value withdrawal provisions for
guaranteed interest accounts                                         any funds withdrawn other than for benefit responsive and
                                                                     contractual payments

Interest-sensitive life contracts                   2.0% to 10.8%    Various up to 10 years

Dividend accumulations and other                    2.5% to 11.5%    Withdrawal or surrender contractually limited or subject to market value adjustment

   Unpaid claims and claim adjustment expenses.   The following table provides a
   reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                    2000                              1999
                                                       --------------------------------   -----------------------------
                                                         Accident          Property         Accident        Property
                                                        and Health       and Casualty      and Health     and Casualty
                                                       -------------   ----------------   ------------   --------------
                                                                                (In Millions)
Balance at January 1                                       $420             $2,409         $1,090           $2,716
Less reinsurance recoverables, net                          378                451             52              533
                                                           ----             ------         ------           ------
Net balance at January 1                                     42              1,958          1,038            2,183
                                                           ----             ------         ------           ------
Incurred related to:
 Current year                                               410              1,271          4,110            1,249
 Prior years                                                (21)              (150)           (72)             (54)
                                                           ----             ------         ------           ------
Total incurred                                              389              1,121          4,038            1,195
                                                           ----             ------         ------           ------
Paid related to:
 Current year                                               380                842          3,397              700
 Prior years                                                 25                634            672              720
                                                           ----             ------         ------           ------
Total paid                                                  405              1,476          4,069            1,420
                                                           ----             ------         ------           ------
Acquisitions (dispositions) (a)                               -               (363)          (965)               -
                                                           ----             ------         ------           ------
Net balance at December 31                                   26              1,240             42            1,958
Plus reinsurance recoverables, net                          246                608            378              451
                                                           ----             ------         ------           ------
Balance at December 31                                     $272             $1,848         $  420           $2,409
                                                           ====             ======         ======           ======

                                                                    1998
                                                         -------------------------------
                                                           Accident         Property
                                                          and Health      and Casualty
                                                         -------------   ---------------
                                                                   (In Millions)
Balance at January 1                                        $1,857            $2,956
Less reinsurance recoverables, net                             810               535
                                                            ------            ------
Net balance at January 1                                     1,047             2,421
                                                            ------            ------
Incurred related to:
 Current year                                                6,132             1,314
 Prior years                                                   (15)             (154)
                                                            ------            ------
Total incurred                                               6,117             1,160
                                                            ------            ------
Paid related to:
 Current year                                                5,287               717
 Prior years                                                   839               681
                                                            ------            ------
Total paid                                                   6,126             1,398
                                                            ------            ------
Acquisitions (dispositions) (a)                                  -                 -
                                                            ------            ------
Net balance at December 31                                   1,038             2,183
Plus reinsurance recoverables, net                              52               533
                                                            ------            ------
Balance at December 31                                      $1,090            $2,716
                                                            ======            ======

   (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

   The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

   The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

   The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8. REINSURANCE

   The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

   The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

   Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                            2000       1999      1998
                                          -------    -------    ------
                                                 (In Millions)

Direct premiums                           $10,726    $10,121    $9,661
Reinsurance assumed                            86         66        65
Reinsurance ceded                            (591)      (659)     (678)
                                          -------    -------    ------
Premiums                                  $10,221    $ 9,528    $9,048
                                          =======    =======    ======
Policyholders' benefits ceded             $   642    $   483    $  510
                                          =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. REINSURANCE (continued)

   Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:


                                                    2000     1999
                                                   ------   ------
                                                   (In Millions)

Life insurance                                     $  674   $  576
Property and casualty                                 628      473
Other reinsurance                                      76       90
                                                   ------   ------
                                                   $1,378   $1,139
                                                   ======   ======


   Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9. SHORT-TERM AND LONG-TERM DEBT

   Debt consists of the following at December 31:

   Short-term debt

                                                         2000      1999
                                                        -------   -------
                                                         (In Millions)

Commercial paper (a)                                    $ 7,686   $ 7,506
Notes payable                                             2,728     2,598
Current portion of long-term debt                           717       754
                                                        -------   -------
Total short-term debt                                   $11,131   $10,858
                                                        =======   =======


   The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

   Long-term debt

                                                                        Maturity
Description                                                              Dates       Rate          2000     1999
-----------                                                            ---------  -----------    ------   ------
                                                                                                 (In Millions)
Fixed rate notes                                                       2001-2023  5.89%-12.28%   $  758   $1,161
Floating rate notes ("FRN")                                            2001-2003  (b)               756      865
Surplus notes                                                          2003-2025  6.875%-8.30%      988      987
Commercial paper backed by long-term credit agreements (a)                                            -    2,500
                                                                                                 ------   ------
Total long-term debt                                                                             $2,502   $5,513
                                                                                                 ======   ======

----------
   (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

   (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. SHORT-TERM AND LONG-TERM DEBT (continued)

   Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

   Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

   In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


                                                     (In Millions)
Scheduled principal repayment of long-term debt

2002                                                    $  756
2003                                                       650
2004                                                        55
2005                                                        58
2006 and thereafter                                        983
                                                        ------
Total                                                   $2,502
                                                        ======


   At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

   The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

   Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10. EMPLOYEE BENEFIT PLANS

    Pension and Other Postretirement Plans

    The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

    The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

    Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

    The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

    Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                                       Other
                                                                         Pension Benefits     Postretirement Benefits
                                                                       --------------------  -------------------------
                                                                           2000       1999          2000         1999
                                                                        -------    -------       -------      -------
                                                                                       (In Millions)
Change in benefit obligation:
Benefit obligation at the beginning of period                           $(5,430)   $(6,309)      $(1,941)     $(2,213)
Service cost                                                               (140)      (193)          (29)         (39)
Interest cost                                                              (427)      (410)         (151)        (141)
Plan participants' contributions                                              -          -            (7)          (6)
Amendments                                                                  112         (2)          221           (2)
Actuarial gains (losses)                                                     34        974          (262)         312
Contractual termination benefits                                            (17)       (53)            -            -
Special termination benefits                                                  -        (51)            -           (2)
Curtailment                                                                   -        206             -           43
Benefits paid                                                               407        408           172          108
Foreign currency changes                                                      -          -             1           (1)
                                                                        -------    -------       -------      -------
Benefit obligation at end of period                                     $(5,461)   $(5,430)      $(1,996)     $(1,941)
                                                                        =======    =======       =======      =======

Change in plan assets:
Fair value of plan assets at beginning of period                        $ 9,468    $ 8,427       $ 1,548      $ 1,422
Actual return on plan assets                                              1,270      1,442           170          213
Transfer to third party                                                       -        (14)            -            -
Employer contributions                                                       25         21             7           15
Plan participants' contributions                                              -          -             7            6
Benefits paid                                                              (407)      (408)         (172)        (108)
                                                                        -------    -------       -------      -------
Fair value of plan assets at end of period                              $10,356    $ 9,468       $ 1,560      $ 1,548
                                                                        =======    =======       =======      =======

Funded status:
Funded status at end of period                                          $ 4,895    $ 4,038       $  (436)     $  (393)
Unrecognized transition (asset) liability                                  (342)      (448)          207          462
Unrecognized prior service costs                                             65        225             1            2
Unrecognized actuarial net (gain)                                        (2,956)    (2,514)         (498)        (746)
Effects of fourth quarter activity                                            9         (3)            2            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

Amounts recognized in the Statements of Financial Position consist of:
Prepaid benefit cost                                                    $ 2,022    $ 1,601       $     -      $     -
Accrued benefit liability                                                  (382)      (316)         (724)        (675)
Intangible asset                                                              7          6             -            -
Accumulated other comprehensive income                                       24          7             -            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

    Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

    The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

    Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

    The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

    The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                                               Other
                                                                           Pension Benefits           Postretirement Benefits
                                                                     -----------------------------  ----------------------------
                                                                         2000      1999      1998      2000      1999      1998
                                                                        -----     -----     -----     -----     -----     -----
                                                                                           (In Millions)
Components of net periodic benefits costs:
Service cost                                                            $ 140     $ 193     $ 159     $  29     $  39     $  35
Interest cost                                                             427       410       397       150       141       142
Expected return on plan assets                                           (799)     (724)     (674)     (133)     (121)     (119)
Amortization of transition amount                                        (106)     (106)     (106)       36        47        47
Amortization of prior service cost                                         47        45        45         -         -         -
Amortization of actuarial net (gain) loss                                 (77)        4         1       (24)      (10)      (13)
Special termination benefits                                                -        51         -         -         2         -
Curtailment (gain) loss                                                     -      (122)        5         -       108         -
Contractual termination benefits                                            6        48        14         -         -         -
                                                                        -----     -----     -----     -----     -----     -----
  Subtotal                                                               (362)     (201)     (159)       58       206        92
Less amounts related to discontinued operations                             -        84        25         -      (130)      (34)
                                                                        -----     -----     -----     -----     -----     -----

Net periodic (benefit) cost                                             $(362)    $(117)    $(134)    $  58     $  76     $  58
                                                                        =====     =====     =====     =====     =====     =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

   The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                                  Pension Benefits              Other Postretirement Benefits
                                                           ------------------------------  ---------------------------------------
                                                               2000       1999      1998       2000         1999         1998
                                                               ----       ----      ----    ---------    ----------    ----------
Weighted-average assumptions:
Discount rate (beginning of period)                            7.75%      6.50%     7.25%        7.75%         6.50%         7.25%
Discount rate (end of period)                                  7.75%      7.75%     6.50%        7.75%         7.75%         6.50%
Rate of increase in compensation levels (beginning
  of period)                                                   4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Rate of increase in compensation levels (end of
  period)                                                      4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Expected return on plan assets                                 9.50%      9.50%     9.50%        9.00%         9.00%         9.00%
Health care cost trend rates                                      -          -         -    7.10-9.50%   7.50-10.30%   7.80-11.00%
Ultimate health care cost trend rate after gradual
  decrease until 2006                                             -          -         -         5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)


     Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            Other
                                                   Postretirement Benefits
                                                   -----------------------
                                                            2000
                                                  -------------------------
                                                        (In Millions)
One percentage point increase
Increase in total service and interest costs                        $  11
Increase in postretirement benefit obligation                         140
One percentage point decrease
Decrease in total service and interest costs                        $  10
Decrease in postretirement benefit obligation                         123

   Postemployment Benefits

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

   Other Employee Benefits

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                                401(k) Company Match
                                                                               ----------------------
                                                                                 2000   1999    1998
                                                                                -----  -----   -----
                                                                                   (In Millions)
Company match                                                                   $  62  $  60   $  54
Less amounts related to discontinued operations                                     -     (8)    (14)
                                                                                -----  -----   -----
401(k) Company match included in general and administrative expenses            $  62  $  52   $  40
                                                                                =====  =====   =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                   2000      1999     1998
                                                  -----    ------   ------
                                                       (In Millions)
Current tax expense (benefit):
  U.S.                                            $ 362    $  614   $  883
  State and local                                    31        84       54
  Foreign                                            41        (8)     148
                                                  -----    ------   ------
  Total                                             434       690    1,085
Deferred tax expense (benefit):
  U.S.                                              (86)      206      (93)
  State and local                                   (37)       44       (6)
  Foreign                                            95       102      (16)
                                                  -----    ------   ------
  Total                                             (28)      352     (115)
                                                  -----    ------   ------
Total income tax expense                          $ 406    $1,042   $  970
                                                  =====    ======   ======

   The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                   2000      1999    1998
                                                  -----    ------   -----
                                                       (In Millions)
Expected federal income tax expense               $ 254    $  789   $ 909
Equity tax                                          100       190      75
Non-deductible expenses                              61        33      15
Non-taxable investment income                       (42)      (78)    (62)
State and local income taxes                         (4)       83      31
Other                                                37        25       2
                                                  -----    ------   -----
Total income tax expense                          $ 406    $1,042   $ 970
                                                  =====    ======   =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. Income Taxes (continued)


   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                2000      1999
                                                              ------    ------
                                                               (In Millions)
Deferred tax assets
   Insurance reserves                                         $1,371    $1,582
   Net operating loss carryforwards                              353       280
   Policyholder dividends                                        297       277
   Litigation related reserves                                    32        61
   Other                                                         121        32
                                                              ------    ------
   Deferred tax assets before valuation allowance              2,174     2,232
   Valuation allowance                                           (38)      (24)
                                                              ------    ------
   Deferred tax assets after valuation allowance               2,136     2,208
                                                              ------    ------

Deferred tax liabilities
   Deferred policy acquisition cost                            1,858     1,942
   Net unrealized investment gains (losses)                      273      (497)
   Investments                                                   129       307
   Depreciation                                                   71        59
                                                              ------    ------
   Deferred tax liabilities                                    2,331     1,811
                                                              ------    ------
Net deferred tax asset (liability)                            $ (195)   $  397
                                                              ======    ======

   Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

   Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

   The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12.  STATUTORY NET INCOME AND SURPLUS

   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                   2000    1999      1998
                                                                  -----   -----   -------
                                                                       (In Millions)
Statutory net income                                              $ 149   $ 333   $ 1,247
Adjustments to reconcile to net income on a GAAP basis:
 Insurance revenues and expenses                                    525     136      (117)
 Income taxes                                                       (47)    436       128
 Valuation of investments                                          (135)    (27)     (143)
 Realized investment gains (losses)                                (494)     73     1,162
 Litigation and other reserves                                        -    (102)   (1,150)
 Discontinued operations and other, net                             400     (36)      (21)
                                                                  -----   -----   -------
GAAP net income                                                   $ 398   $ 813   $ 1,106
                                                                  =====   =====   =======

                                                                          2000         1999
                                                                       -------      -------
                                                                        (In Millions)
Statutory surplus                                                      $ 8,640      $ 9,249
Adjustments to reconcile to equity on a GAAP basis:
  Deferred policy acquisition costs                                      6,989        7,295
  Valuation of investments                                               4,968        2,909
  Future policy benefits and policyholder account balances                (952)      (1,544)
  Non-admitted assets                                                    2,693        2,069
  Income taxes                                                            (136)         522
  Surplus notes                                                           (988)        (987)
  Discontinued operations and other, net                                  (606)        (222)
                                                                       -------      -------
GAAP equity                                                            $20,608      $19,291
                                                                       =======      =======

   The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

   In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13.  OPERATING LEASES

   The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:


                                               (In Millions)

2001                                                 $  319
2002                                                    269
2003                                                    227
2004                                                    190
2005                                                    178
Remaining years after 2005                              897
                                                     ------
Total                                                $2,080
                                                     ======


   Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

   Fixed maturities and Equity securities

   Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

   Mortgage loans on real estate

   The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

   Policy loans

   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

   Investment contracts

   For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

   Debt

   The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,


                                                                2000                         1999
                                                    ---------------------------  ---------------------------
                                                      Carrying      Estimated      Carrying      Estimated
                                                       Amount       Fair Value      Amount       Fair Value
                                                    -------------  ------------  -------------  ------------
                                                                         (In Millions)
FINANCIAL ASSETS:
Other than trading:
Fixed maturities:
  Available for sale                                      $83,827       $83,827        $79,130       $79,130
  Held to maturity                                         12,448        12,615         14,237        14,112
Equity securities                                           2,317         2,317          3,264         3,264
Mortgage loans on real estate                              15,919        15,308         16,268        15,826
Policy loans                                                8,046         8,659          7,590         7,462
Short-term investments                                      5,029         5,029          2,773         2,773
Mortgage securitization inventory                           1,448         1,448            803           803
Cash and cash equivalents                                   7,676         7,676          6,427         6,427
Restricted cash and securities                              2,196         2,196          4,082         4,082
Separate account assets                                    82,217        82,217         82,131        82,131

Trading:
Trading account assets                                    $ 7,217       $ 7,217        $ 9,741       $ 9,741
Broker-dealer related receivables                          11,860        11,860         11,346        11,346
Securities purchased under agreements to resell             5,395         5,395         13,944        13,944
Cash collateral for borrowed securities                     3,858         3,858          7,124         7,124

FINANCIAL LIABILITIES:
Other than trading:
Investment contracts                                      $25,033       $25,359        $25,206       $25,394
Securities sold under agreements to repurchase              7,162         7,162          4,260         4,260
Cash collateral for loaned securities                       4,762         4,762          2,582         2,582
Short-term and long-term debt                              13,633        13,800         16,371        16,563
Securities sold but not yet purchased                         157           157              -             -
Separate account liabilities                               82,217        82,217         82,131        82,131

Trading:
Broker-dealer related payables                            $ 5,965       $ 5,965        $ 5,839       $ 5,839
Securities sold under agreements to repurchase              7,848         7,848         20,338        20,338
Cash collateral for loaned securities                       6,291         6,291          8,193         8,193
Securities sold but not yet purchased                       4,802         4,802          6,968         6,968

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

   A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

   Interest Rate Swaps

   The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

   If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

   Futures and Options

   The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

   Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

   When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

   If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

   Currency Derivatives

   The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

   Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

   Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

   Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

   If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

   Forwards

   The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in Note
   4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

   The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                             Derivative Financial Instruments
                                                                     December 31, 2000

                                   Trading                            Other than Trading                         Total
                            ----------------------  ---------------------------------------------------  ------------------------
                                                                                      Non-Hedge
                                                        Hedge Accounting            Accounting
                                                    -------------------------  ------------------------
                                       Estimated                  Estimated                 Estimated                 Estimated
                            Notional   Fair Value    Notional     Fair Value    Notional    Fair Value    Notional    Fair Value
                            --------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
                                                                       (In Millions)
Swap Instruments
Interest rate
 Asset                       $ 9,693          $352         $  -          $  -      $1,908          $ 57     $11,601        $  409
 Liability                    10,521           370            -             -       2,126            81      12,647           451
Currency
 Asset                             7             -            -             -         383            31         390            31
 Liability                        30            34            -             -         302            20         332            54
Equity and commodity
 Asset                            55            14            -             -          46            17         101            31
 Liability                        55            12            -             -           -             -          55            12
Forward contracts
Interest rate
 Asset                         3,469            33            -             -           -             -       3,469            33
 Liability                     3,319            33            -             -           -             -       3,319            33
Currency
 Asset                         6,044           185          472             9       2,319            29       8,835           223
 Liability                     5,897           195          429             9          27            79       6,353           283
Equity and commodity
 Asset                         2,091            75            -             -           -             -       2,091            75
 Liability                     1,923            75            -             -           -             -       1,923            75
Futures contracts
Interest rate
 Asset                        11,582            14            -             -       2,410            55      13,992            69
 Liability                     6,513            29            -             -       1,468            21       7,981            50
Equity and commodity
 Asset                           782            27            -             -           -             -         782            27
 Liability                     1,324            36            -             -           -             -       1,324            36
Option contracts
Interest rate
 Asset                         4,141            48            -             -           -             -       4,141            48
 Liability                     4,273            29            -             -           -             -       4,273            29
Currency
 Asset                         1,108            27            -             -           -             -       1,108            27
 Liability                     1,174            26            -             -           -             -       1,174            26
Equity and commodity
 Asset                           175             3            -             -           -             -         175             3
 Liability                       126             1            -             -           -             -         126             1
                             -------          ----  -----------  ------------      ------          ----     -------        ------
Total Derivatives:
 Assets                      $39,147          $778         $472            $9      $7,066          $189     $46,685        $  976
                             =======          ====  ===========  ============      ======          ====     =======        ======
 Liabilities                 $35,155          $840         $429            $9      $3,923          $201     $39,507        $1,050
                             =======          ====  ===========  ============      ======          ====     =======        ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

                                                                       Derivative Financial Instruments
                                                                               December 31, 1999

                                                  Trading                     Other than Trading                      Total
                                            --------------------  -------------------------------------------  --------------------
                                                                                              Non-Hedge
                                                                    Hedge Accounting        Accounting
                                                                  --------------------  ---------------------             Estimated
                                                      Estimated             Estimated              Estimated              ----------
                                            Notional  Fair Value  Notional  Fair Value  Notional   Fair Value  Notional   Fair Value
                                            --------  ----------  --------  ----------  ---------  ----------  --------   ----------
                                                                                  (In Millions)
Swap Instruments
Interest rate
 Asset                                        $ 7,116        $151    $    -         $ -     $2,185        $146   $ 9,301        $297
 Liability                                      6,490         137         -           -      1,261          32     7,751         169
Currency
 Asset                                             24          45       343          30          -           -       367          75
 Liability                                         77          51       369          33          -           -       446          84
Equity and commodity
 Asset                                              8           9         -           -         47          13        55          22
 Liability                                          8           5         -           -          -           -         8           5
Forward contracts
Interest rate
 Asset                                         14,837         105         -           -          -           -    14,837         105
 Liability                                     12,459          84         -           -          -           -    12,459          84
Currency
 Asset                                         11,181         275        54           2      1,182          16    12,417         293
 Liability                                     10,377         247       841          16      1,347          21    12,565         284
Equity and commodity
 Asset                                          1,664          68         -           -          -           -     1,664          68
 Liability                                      1,592          60         -           -          -           -     1,592          60
Futures contracts
Interest rate
 Asset                                          2,374           2         -           -        800          14     3,174          16
 Liability                                      3,017           3         -           -      3,696          44     6,713          47
Equity and commodity
 Asset                                          2,283          44         -           -         71           4     2,354          48
 Liability                                        837          57         -           -         12          11       849          68
Option contracts
Interest rate
 Asset                                          3,725          22         -           -          -           -     3,725          22
 Liability                                      2,185          11         -           -         13           -     2,198          11
Currency
 Asset                                            613           5         -           -         10           -       623           5
 Liability                                      4,439           5         -           -         10           -     4,449           5
Equity and commodity
 Asset                                            340           6         -           -          -           -       340           6
 Liability                                        366           3         -           -          -           -       366           3
                                              -------        ----  --------  ----------     ------        ----   -------        ----
Total Derivatives:
 Assets                                       $44,165        $732    $  397         $32     $4,295        $193   $48,857        $957
                                              =======        ====  ========  ==========     ======        ====   =======        ====
 Liabilities                                  $41,847        $663    $1,210         $49     $6,339        $108   $49,396        $820
                                              =======        ====  ========  ==========     ======        ====   =======        ====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   The following table discloses net trading revenues by derivative instrument types for the years ended December 31,


                                       2000    1999    1998
                                      -----   -----   -----
                                          (In Millions)
Swaps                                 $ (17)  $  16   $ (13)
Forwards                                 51      53      67
Futures                                 (85)     80      (5)
Options                                  (1)    (14)      -
                                      -----   -----   -----
Net trading revenues                  $ (52)  $ 135   $  49
                                      =====   =====   =====


   Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

   Credit Risk

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

   The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


   Off-Balance-Sheet Credit-Related Instruments

   During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

   In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

   Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

   Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

   The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.  SEGMENT INFORMATION

   The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are: U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

   The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

   The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

   The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

   Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

   As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.

   The following summary presents certain financial data of our operations based on their location:

                                                                              2000      1999      1998
                                                                           -------   -------   -------
                                                                                 (In Millions)
Revenues:
Domestic                                                                   $23,704   $24,382   $25,368
International                                                                2,840     2,186     1,656
                                                                           -------   -------   -------
  Total revenues                                                           $26,544   $26,568   $27,024
                                                                           =======   =======   =======
Income from continuing operations before income taxes:
Domestic                                                                   $   368   $ 1,939   $ 2,372
International                                                                  359       316       225
                                                                           -------   -------   -------
  Total income from continuing operations before income taxes              $   727   $ 2,255   $ 2,597
                                                                           =======   =======   =======

   The accounting policies of the segments are the same as those described in
   Note 2--"Summary of Significant Accounting Policies."

   In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

   The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

   The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

   The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

   "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

   Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

   The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

   The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

   As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below reconciles adjusted operating income to income from continuing operations before income taxes:

                                                                   Year ended December 31, 2000
                                ---------------------------------------------------------------------------------------------------
                                                                         Reconciling Items
                                ---------------------------------------------------------------------------------------------------
                                                              Charges                   Divested                       Income from
                                              Realized       Related to      Sales      Business                        Continuing
                                Adjusted     Investment       Realized     Practices  and Related                       Operations
                               Operating       Gains           Gains       Remedies      Runoff     Demutualization   Before Income
                                 Income    (Losses), Net   (Losses), Net   and Costs   Operations       Expenses          Taxes
                                ---------  --------------  --------------  ---------  ------------  ----------------  --------------
                                                                          (In Millions)
Individual Life Insurance         $  114           $  (6)          $   -        $  -         $  -              $  -         $   108
Private Client Group                 237               -               -           -            -                 -             237
Retail Investments                   239              (8)              2           -            -                 -             233
Property and Casualty Insurance      150              16               -           -            -                 -             166
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total U.S. Consumer Division        740               2               2           -            -                 -             744
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Group Insurance                      158              (2)              -           -            -                 -             156
Other Employee Benefits              229             (85)            (31)          -            -                 -             113
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Employee Benefits
  Division                           387             (87)            (31)          -            -                 -             269
                                  ------           -----           -----   ---------  -----------   ---------------         -------

International Insurance              296             (15)              -           -            -                 -             281
International Securities and
 Investments                          26               -               -           -            -                 -              26
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total International Division        322             (15)              -           -            -                 -             307
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Investment Management and
 Advisory Services                   154               1               -           -            -                 -             155
Other Asset Management               122               -               -           -            -                 -             122
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Asset Management
  Division                           276               1               -           -            -                 -             277
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Corporate and Other                   (4)           (280)              -           -         (636)             (143)         (1,063)
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total -- Financial Services
  Businesses                       1,721            (379)            (29)          -         (636)             (143)            534
                                  ------           -----           -----   ---------  -----------   ---------------         -------
Traditional Participating Products                    91
 segment                             547           -----            (445)          -            -                 -             193
                                  ------                           -----   ---------  -----------   ---------------         -------
 Total                            $2,268           $(288)          $(474)       $  -        $(636)            $(143)        $   727
                                  ======           =====           =====   =========  ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                  Year ended December 31, 1999
                                --------------------------------------------------------------------------------------------------
                                                                       Reconciling Items
                                --------------------------------------------------------------------------------------------------
                                                            Charges                    Divested                       Income from
                                            Realized       Related to      Sales       Business                       Continuing
                               Ajusted     Investment       Realized     Practices   and Related                      Operations
                              Operating      Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                               Income    (Losses), Net   (Losses), Net   and Costs    Operations       Expenses          Taxes
                                -------  --------------  --------------  ----------  ------------  ----------------  -------------
                                                                         (In Millions)
Individual Life Insurance        $  117           $(23)          $   -        $  -          $  -              $  -          $   94
Private Client Group                224              -               -           -             -                 -             224
Retail Investments                  174              5               1           -             -                 -             180
Property and Casualty Insurance     152              9               -           -             -                 -             161
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total U.S. Consumer Division       667             (9)              1           -             -                 -             659
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Group Insurance                     128             25             (10)          -             -                 -             143
Other Employee Benefits             272            203            (133)          -             -                 -             342
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Employee Benefits
  Division                          400            228            (143)          -             -                 -             485
                                 ------           ----           -----   ---------   -----------   ---------------          ------

International Insurance             218              9               -           -             -                 -             227
International Securities and
 Investments                         15              -               -           -             -                 -              15
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total International Division       233              9               -           -             -                 -             242
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Investment Management and
 Advisory Services                  155              1               -           -             -                 -             156
Other Asset Management               97              -               -           -             -                 -              97
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Asset Management                                                          -
  Division                          252              1               -   ---------             -                 -             253
                                 ------           ----           -----               -----------   ---------------          ------

Corporate and Other                 137            357               -        (100)          (47)              (75)            272
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total -- Financial Services
  Businesses                      1,689            586            (142)       (100)          (47)              (75)          1,911
                                 ------           ----           -----   ---------   -----------   ---------------          ------
Traditional Participating Products                                               -             -
 segment                            316            338            (310)  ---------   -----------                 -             344
                                 ------           ----           -----                             ---------------          ------
 Total                           $2,005           $924           $(452)      $(100)         $(47)             $(75)         $2,255
                                 ======           ====           =====   =========   ===========   ===============          ======


The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                Year ended December 31, 1998
                                 -----------------------------------------------------------------------------------------------
                                                                      Reconciling Items
                                 -----------------------------------------------------------------------------------------------
                                                          Charges                    Divested                       Income from
                                          Realized        Related to      Sales       Business                        Continuing
                                Adjusted Investment        Realized     Practices   and Related                       Operations
                               Operating   Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                                 Income (Losses), Net  (Losses), Net   and Costs    Operations       Expenses          Taxes
                                 -----  -------------  --------------  ----------  ------------  ----------------  --------------
                                                                       (In Millions)
Individual Life Insurance      $  178          $   18           $  -        $  -          $  -              $  -             196
Private Client Group              114               -              -           -             -                 -             114
Retail Investments                249              97             (3)          -             -                 -             343
Property and Casualty Insurance   311              16              -           -             -                 -             327
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total U.S. Consumer Division     852             131             (3)          -             -                 -             980
                               ------          ------          -----   ---------   -----------   ---------------         -------

Group Insurance                    98             123              -           -             -                 -             221
Other Employee Benefits           342             595           (222)          -             -                 -             715
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Employee Benefits
  Division                        440             718           (222)          -             -                 -             936
                               ------          ------          -----   ---------   -----------   ---------------         -------

International Insurance           144               9              -           -             -                 -             153
International Securities and
 Investments                       13               -              -           -             -                 -              13
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total International Division     157               9              -           -             -                 -             166
                               ------          ------          -----   ---------   -----------   ---------------         -------

Investment Management and
 Advisory Services                144               1              -           -             -                 -             145
Other Asset Management             22               -              -           -             -                 -              22
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Asset Management
  Division                        166               1              -           -             -                 -             167
                               ------          ------          -----   ---------   -----------   ---------------         -------

Corporate and Other               (34)             85              -      (1,150)         (196)              (24)         (1,319)
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total -- Financial Services
  Businesses                    1,581             944           (225)     (1,150)         (196)              (24)            930
                               ------          ------          -----   ---------   -----------   ---------------         -------
Traditional Participating
 Products segment                 206           1,697           (236)          -             -                 -           1,667
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total                         $1,787          $2,641          $(461)    $(1,150)        $(196)             $(24)        $ 2,597
                               ======          ======          =====   =========   ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   The summary below presents certain financial information for the Company's reportable segments:

                                                                Year ended December 31, 2000
                                                ---------------------------------------------------------------
                                                                                                   Interest
                                                                                                  Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'      Account
                                                      Revenues        Income       Benefits        Balances
                                                      ---------     ----------  --------------  ---------------
                                                                                         (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $  1,855        $    374       $    650       $    131
 Private Client Group                                   2,689             299             --             --
 Retail Investments                                     1,631             478            152            264
 Property and Casualty Insurance                        1,840             193          1,045             --
                                                     --------        --------       --------       --------
  Total U.S. Consumer Division                          8,015           1,344          1,847            395
                                                     --------        --------       --------       --------

 Group Insurance                                        2,801             485          2,042            200
 Other Employee Benefits                                2,885           2,332            930          1,024
                                                     --------        --------       --------       --------
  Total Employee Benefits Division                      5,686           2,817          2,972          1,224
                                                     --------        --------       --------       --------

 International Insurance                                1,920             129          1,265              2
 International Securities and Investments                 704              66             --             --
                                                     --------        --------       --------       --------
  Total International Division                          2,624             195          1,265              2
                                                     --------        --------       --------       --------

 Investment Management and Advisory Services              874              21             --             --
 Other Asset Management                                   470              31             --             --
                                                     --------        --------       --------       --------
  Total Asset Management Division                       1,344              52             --             --
                                                     --------        --------       --------       --------

 Corporate and Other                                      283             816             23             (3)
                                                     --------        --------       --------       --------
  Total                                                17,952           5,224          6,107          1,618
                                                     --------        --------       --------       --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                 (379)             --             --             --
 Related Charges:
  Reserves                                                 --              --             36             --
  Amortization of deferred policy
   acquisition costs                                       --              --             --             --
                                                     --------        --------       --------       --------
   Total realized investment gains,                        --
     net of losses and related charges                   (379)             --             36             --
                                                                     --------       --------       --------
 Divested businesses and related runoff
    operations                                            269             101             14             --
                                                     --------        --------       --------       --------
  Total -- Financial Services Businesses               17,842           5,325          6,157          1,618
                                                     --------        --------       --------       --------
Traditional Participating Products segment              8,611           4,172          4,483            133
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   91              --             --             --
 Related Charges:
  Dividends to policyholders                               --              --             --             --
                                                     --------        --------       --------       --------
  Total realized investment gains, net
   of losses and related charges                           91              --             --             --
                                                     --------        --------       --------       --------
  Total -- Traditional Participating
   Products segment
                                                        8,702           4,172          4,483            133
                                                     --------        --------       --------       --------
  Total per Consolidated Financial Statements        $ 26,544        $  9,497       $ 10,640       $  1,751
                                                     ========        ========       ========       ========


                                                          Year ended December 31, 2000
                                                     ---------------------------------------

                                                                               Amortization
                                                                                of Deferred
                                                                                  Policy
                                                     Dividends to   Interest    Acquisition
                                                     Policyholders   Expense       Costs
                                                     -------------  ---------  -------------

                                                                  (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $     12       $     10        $    172
 Private Client Group                                      --             --              --
 Retail Investments                                         1              1             212
 Property and Casualty Insurance                           --             --             365
                                                     --------       --------        --------
  Total U.S. Consumer Division                             13             11             749
                                                     --------       --------        --------


 Group Insurance                                           --             (1)              1
 Other Employee Benefits                                   --             44              22
                                                     --------       --------        --------
  Total Employee Benefits Division                         --             43              23
                                                     --------       --------        --------


 International Insurance                                    1              4             145
 International Securities and Investments                  --             --               1
                                                     --------       --------        --------
  Total International Division                              1              4             146
                                                     --------       --------        --------


 Investment Management and Advisory Services               --              5              --
 Other Asset Management                                    --             --              --
                                                     --------       --------        --------
  Total Asset Management Division                          --              5              --
                                                     --------       --------        --------


 Corporate and Other                                        4            385             (84)
                                                     --------       --------        --------
  Total                                                    18            448             834
                                                     --------       --------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Reserves                                                 --             --              --
  Amortization of deferred policy
   acquisition costs                                       --             --              (7)
                                                     --------       --------        --------
   Total realized investment gains,
     net of losses and related charges                     --             --              (7)
                                                     --------       --------        --------
 Divested businesses and related runoff
    operations                                             --             --              --
                                                     --------       --------        --------
  Total -- Financial Services Businesses                   18            448             827
                                                     --------       --------        --------
Traditional Participating Products segment              2,261            152             269
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Dividends to policyholders                              445             --              --
                                                     --------       --------        --------
  Total realized investment gains, net
   of losses and related charges                          445             --              --
                                                     --------       --------        --------
  Total -- Traditional Participating
   Products segment
                                                        2,706            152             269
                                                     --------       --------        --------
  Total per Consolidated Financial Statements        $  2,724       $    600        $  1,096
                                                     ========       ========        ========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

                                                                     Year ended December 31, 1999
                                                        ----------------------------------------------------
                                                                                                 Interest
                                                                                               Credited to
                                                                       Net                    Policyholders'
                                                                   Investment  Policyholders'    Account
                                                        Revenues      Income       Benefits      Balances
                                                        --------    ----------  --------------  ----------
                                                                            (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,723       $   316       $   519       $   126
 Private Client Group                                      2,509           269            --            --
 Retail Investments                                        1,551           491           118           271
 Property and Casualty Insurance                           1,747           197         1,100            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,530         1,273         1,737           397
                                                         -------       -------       -------       -------

 Group Insurance                                           2,428           470         1,749           197
 Other Employee Benefits                                   3,014         2,460           997         1,086
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,442         2,930         2,746         1,283
                                                         -------       -------       -------       -------

 International Insurance                                   1,522            99         1,031             1
 International Securities and Investments                    580            54            --            --
                                                         -------       -------       -------       -------
  Total International Division                             2,102           153         1,031             1
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 768             3            --            --
 Other Asset Management                                      369            29            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                          1,137            32            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         566           926            80            --
                                                         -------       -------       -------       -------
  Total                                                   16,777         5,314         5,594         1,681
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     586            --            --            --
 Related Charges:
  Reserves                                                    --            --           147            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       586            --           147            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           511           142            65            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  17,874         5,456         5,806         1,681
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,356         3,911         4,420           130
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     338            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net                        --
   of losses and related charges                             338            --            --            --
                                                                       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        8,694         3,911         4,420           130
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $26,568       $ 9,367       $10,226       $ 1,811
                                                         =======       =======       =======       =======


                                                            Year ended December 31, 1999
                                                       --------------------------------------

                                                                                 Amortization
                                                                                  of Deferred
                                                                                    Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
Financial Services Businesses:                         -------------  --------  -------------
                                                                 (In Millions)
 Individual Life Insurance                               $     8       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             5           230
 Property and Casualty Insurance                              --            --           350
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 8             9           765
                                                         -------       -------       -------


 Group Insurance                                              --            --            --
 Other Employee Benefits                                      --            51            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            51            10
                                                         -------       -------       -------


 International Insurance                                       2            --           102
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           103
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --            --
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --            --
                                                         -------       -------       -------


 Corporate and Other                                           5           420           (32)
                                                         -------       -------       -------
  Total                                                       15           480           846
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --            (5)
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --            (5)
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      15           480           841
                                                         -------       -------       -------
Traditional Participating Products segment                 2,246            71           314
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 310            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             310            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,556            71           314
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,571       $   551       $ 1,155
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)



                                                                Year ended December 31, 1998
                                                        ------------------------------------------------------
                                                                                                   Interest
                                                                                                 Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'     Account
                                                          Revenues    Income       Benefits        Balances
                                                          --------  ----------  --------------  --------------
                                                                          (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,674       $   300       $   525       $   117
 Private Client Group                                      2,317           255            --            --
 Retail Investments                                        1,532           567           125           294
 Property and Casualty Insurance                           1,812           223         1,070            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,335         1,345         1,720           411
                                                         -------       -------       -------       -------

 Group Insurance                                           2,205           441         1,650           158
 Other Employee Benefits                                   3,258         2,730           991         1,278
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,463         3,171         2,641         1,436
                                                         -------       -------       -------       -------

 International Insurance                                   1,090            65           742             3
 International Securities and Investments                    532            55            --            --
                                                         -------       -------       -------       -------
  Total International Division                             1,622           120           742             3
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 740             2            --            --
 Other Asset Management                                      253             9            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                            993            11            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         313           894            20            --
                                                         -------       -------       -------       -------
  Total                                                   15,726         5,541         5,123         1,850
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     944            --            --            --
 Related Charges:
  Reserves                                                    --            --           218            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       944            --           218            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           325           119            55            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  16,995         5,660         5,396         1,850
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,332         3,794         4,390           103
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   1,697            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                           1,697            --            --            --
                                                         -------       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                       10,029         3,794         4,390           103
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $27,024       $ 9,454       $ 9,786       $ 1,953
                                                         =======       =======       =======       =======

                                                            Year ended December 31, 1998
                                                       --------------------------------------
                                                                                Amortization
                                                                                 of Deferred
                                                                                   Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
                                                       -------------  --------  -------------
                                                                     (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $     5       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             3           180
 Property and Casualty Insurance                              --            --           340
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 5             7           705
                                                         -------       -------       -------


 Group Insurance                                              --             1            --
 Other Employee Benefits                                      --            28            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            29            10
                                                         -------       -------       -------


 International Insurance                                       2            --           103
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           104
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --             5
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --             5
                                                         -------       -------       -------


 Corporate and Other                                           5           446           (50)
                                                         -------       -------       -------
  Total                                                       12           482           774
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --             7
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --             7
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      12           482           781
                                                         -------       -------       -------
Traditional Participating Products segment                 2,229            66           358
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 236            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             236            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,465            66           358
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,477       $   548       $ 1,139
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.

                                                                                                    Assets
                                                                                      ---------------------------------
                                                                                             2000       1999       1998
                                                                                         --------   --------   --------
                                                                                                 (In Millions)
Individual Life Insurance                                                                $ 22,992   $ 22,040   $ 20,406
Private Client Group                                                                       18,426     23,157     17,681
Retail Investments                                                                         27,042     28,658     25,594
Property and Casualty Insurance                                                             4,763      4,380      4,865
                                                                                         --------   --------   --------
  Total U.S. Consumer Division                                                             73,223     78,235     68,546
                                                                                         --------   --------   --------

Group Insurance                                                                            15,891     13,850     12,014
Other Employee Benefits                                                                    59,926     60,105     67,702
                                                                                         --------   --------   --------
  Total Employee Benefits Division                                                         75,817     73,955     79,716
                                                                                         --------   --------   --------

International Insurance                                                                     6,726      5,804      4,329
International Securities and Investments                                                    3,644      3,471      3,460
                                                                                         --------   --------   --------
  Total International Division                                                             10,370      9,275      7,789
                                                                                         --------   --------   --------

Investment Management and Advisory Services                                                20,251     18,174     18,421
Other Asset Management                                                                     10,351      7,384      5,716
                                                                                         --------   --------   --------
  Total Asset Management Division                                                          30,602     25,558     24,137
                                                                                         --------   --------   --------

Corporate and Other                                                                        12,814     29,498     36,136
                                                                                         --------   --------   --------
  Total--Financial Services Businesses                                                    202,826    216,521    216,324
                                                                                         --------   --------   --------

Traditional Participating Products segment                                                 69,927     68,573     63,098
                                                                                         --------   --------   --------
  Total Assets                                                                           $272,753   $285,094   $279,422
                                                                                         ========   ========   ========

17.  CONTINGENCIES AND LITIGATION
   Contingencies

   On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

   The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

   The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

   It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)




   however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

   Litigation

   The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

   As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

   The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                                   Year Ended December 31,
                                                                        --------------------------------------------
                                                                           2000      1999      1998     1997    1996
                                                                          -----    ------    ------   ------  ------
                                                                                        (In Millions)
Liability balance at beginning of period                                  $ 891    $3,058    $2,553   $  963  $  -
Charges to expense:
  Remedy costs                                                              (54)      (99)      510    1,640     410
  Additional sales practices costs                                           54       199       640      390     715
                                                                          -----    ------    ------   ------  ------
  Total charges to expense                                                    -       100     1,150    2,030   1,125
Amounts paid or credited:
  Remedy costs                                                              448     1,708       147        -       -
  Additional sales practices costs                                          190       559       498      440     162
                                                                          -----    ------    ------   ------  ------
  Total amounts paid or credited                                            638     2,267       645      440     162
                                                                          -----    ------    ------   ------  ------
Liability balance at end of period                                        $ 253    $  891    $3,058   $2,553  $  963
                                                                          =====    ======    ======   ======  ======


   In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

   In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
   (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

   The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18. OTHER EVENTS

   The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.



                                     ******

Survivorship Preferred(R)

Variable Universal Life Insurance



Survivorship Preferred(R) is issued by The Prudential Insurance Company of America and offered through Pruco Securities Corporation, a subsidiary of Prudential, both located at 751 Broad Street, Newark, NJ 07102-3777. Prudential Survivorship Preferred is a registered mark of Prudential.







[LOGO]

The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777
Telephone: 800 782-5356




SVUL-1 Ed. 5/2001

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Survivorship Preferred Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the depositor.


                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.


New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 118 pages.


The undertaking to file reports

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers, LLP
     2.   Clifford E. Kirsch, Esq.

     3.   Ching Ng, MAAA, FSA


The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.    (1)     Resolution  of  Board  of  Directors  of The  Prudential
                        Insurance Company of America establishing The Prudential
                        Variable Appreciable Account. (Note 2)
                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a)      Distribution Agreement between Pruco Securities
                                 Corporation   and  The   Prudential   Insurance
                                 Company of America. (Note 3)
                        (b)      Proposed   form  of  Agreement   between  Pruco
                                 Securities  Corporation and independent brokers
                                 with  respect  to the  Sale  of the  Contracts.
                                 (Note 3)
                        (c)      Schedules of Sales Commissions. (Note 4)
                (4)     Not Applicable.
                (5)     Survivorship Preferred Variable Universal Life Insurance
                        Contract: (Note 3)
                (6)     (a)      Charter of The Prudential  Insurance Company of
                                 America, as amended November 14, 1995. (Note 7)
                        (b)      By-laws of The Prudential  Insurance Company of
                                 America, as amended May 12, 1998. (Note 9 )
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.
               (10)     (a)      Application Form. (Note 6)
                        (b)      Supplement to the Application. (Note 3)
               (11)     Form of Notice of Withdrawal Right. (Note 3)
               (12)     Memorandum describing  Prudential's issuance,  transfer,
                        and redemption  procedures for the Contracts pursuant to
                        Rule   6e-3(T)(b)(12)(iii)   and  method  of   computing
                        adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule
                        6e-3(T)(b)(13)(v)(B). (Note 3)
               (13)     Available Contract Riders and Endorsements:
                        (a)      Option to Exchange for Separate Contracts.
                                 (Note 3)
                        (b)      Rider  for Term  Insurance  Benefit  on Life of
                                 Second Insured to Die. (Note 3)
                        (c)      Rider for Term Insurance Benefit. (Note 3)

     2.   See Exhibit 1.A.(4).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.


     6. Opinion and Consent of Ching Ng, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)


     7.   Powers of Attorney.

         (a)  F. Agnew, F. Becker, G. Casellas, R. Carbone, J. Cullen,
              C. Davis, A. Gilmour,
              W. Gray, III, J. Hanson, G. Hiner, C. Horner,
              G. Kelley, B. Malkiel, A. Piszel, A. Ryan, I. Schmertz,
              C. Sitter, D. Staheli, R. Thomson, J. Unruh,
              P. Vagelos, S. Van Ness, P. Volcker, (Note 5)



(Note 1)      Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6, Registration No. 33-20000, filed May 1, 1995.

(Note 3)      Incorporated by reference to Registrant's Form S-6, filed July 17,
              1995.

(Note 4) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed December 26, 1995.


(Note 5) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed April x, 2001 on behalf of The Prudential Variable Contract Real Property Account.


(Note 6) Incorporated by reference to Post-Effective Amendment No. 21 to Form S-6, Registration No. 33-20000, filed on April 19, 1999 on behalf of The Prudential Variable Appreciable Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997 on behalf of The Prudential Individual Variable Contract Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Effective Amendment to the Registration
Statement pursuant to Rule 485(b)(1) and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2001.


(Seal)                    The Prudential Variable Appreciable Account
                                         (Registrant)

                        By: The Prudential Insurance Company of America
                                          (Depositor)


Attest:  /s/ Thomas C. Castano              By: /s/  Esther H. Milnes
         ----------------------------           ---------------------
         Thomas C. Castano                      Esther H. Milnes
         Assistant Secretary                    Vice President and Actuary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2001.


                     Signature and Title
                     -------------------

/s/ *
------------------------------------------------
Arthur F. Ryan
Chairman of the Board, President, and Chief
Executive Officer


/s/ *
------------------------------------------------
Anthony S. Piszel
Senior Vice President and Controller


/s/ *
Richard J. Carbone
------------------------------------------------
Senior Vice President and Chief Financial Officer


/s/ *                                                 *By: /s/ Thomas C. Castano
------------------------------------------------           ---------------------
Franklin E. Agnew                                          Thomas C. Castano
Director                                                   (Attorney-in-Fact)


/s/ *
------------------------------------------------
Frederic K. Becker
Director


/s/ *
------------------------------------------------
Gilbert F. Casellas
Director


/s/ *
------------------------------------------------
James G. Cullen
Director


/s/ *
------------------------------------------------
Carolyne K. Davis
Director

/s/ *
------------------------------------------------
Allan D. Gilmour
Director


/s/ *
------------------------------------------------
William H. Gray, III
Director


/s/ *
------------------------------------------------
Jon F. Hanson
Director


/s/ *
------------------------------------------------
Glen H. Hiner, Jr.
Director


/s/ *
------------------------------------------------
Constance J. Horner
Director


/s/ *
------------------------------------------------
Gaynor N. Kelley
Director


/s/ *
------------------------------------------------
Burton G. Malkiel
Director


/s/*                                                  *By: /s/ Thomas C. Castano
------------------------------------------------           ---------------------
Ida F.S. Schmertz                                          Thomas C. Castano
Director                                                   (Attorney-in-Fact)


/s/ *
------------------------------------------------
Charles R. Sitter
Director


/s/ *
------------------------------------------------
Donald L. Staheli
Director


/s/ *
------------------------------------------------
Richard M. Thomson
Director


/s/ *
------------------------------------------------
James A. Unruh
Director


/s/ *
------------------------------------------------
P. Roy Vagelos, M.D.
Director


/s/ *
------------------------------------------------
Stanley C. Van Ness
Director


/s/ *
------------------------------------------------
Paul A. Volcker
Director

                                  EXHIBIT INDEX




             Consent of PricewaterhouseCoopers LLP, independent accountants.

       3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.


       6. Opinion and Consent of Ching Ng, MAAA, FSA as to actuarial matters pertaining to the securities being registered.